© 2025 Biohaven, Ltd. All rights reserved. JENNIFER Living with SCA3 Participant in the Troriluzole Clinical Study Corporate Presentation June 2025

Forward-Looking Statement This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Biohaven Ltd. (the “Company”) and our planned and ongoing trials for our troriluzole, taldefgrobep alfa, BHV-7000, BHV-2100, BHV-8000, BHV-1300, BHV-1400, BHV-1510, and BHV-1600 development programs, the timing of and the availability of data from our clinical trials, the timing and our decisions to proceed with our planned regulatory filings, the timing of and our ability to obtain regulatory approvals for our product candidates, the clinical potential utility of our product candidates, alone and as compared to other existing potential treatment options, and the potential advancement of our early phase programs including BHV-1310, BHV-1530, and BHV-1500. The use of certain words, including “continue”, “plan”, “will”, “believe”, “may”, “expect”, “anticipate” and similar expressions, is intended to identi fy forward-looking statements. Investors are cautioned that any forward-looking statements, including statements regarding the future development, timing and potential marketing approval and commercialization of our development candidates, including the potential FDA approval and commercialization of troriluzole for SCA, are not guarantees of future performance or results and involve substantial risks and uncertainties. Actual results, developments and events may differ materially from those in the forward-looking statements as a result of various factors including: the expected timing, commencement and outcomes of Biohaven's planned and ongoing clinical trials; the timing of planned interactions and filings with the Food and Drug Administration, including those regarding the potential FDA approval of troriluzole for SCA; the timing and outcome of expected regulatory filings; complying with applicable U.S. regulatory requirements; the potential commercialization of Biohaven's product candidates; the potential for Biohaven’s product candidates to be first-in-class, best-in-class, best-in-clinic or best-in-category therapies; and the effectiveness and safety of Biohaven's product candidates, including open label clinical data in ongoing studies. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Additional important factors to be considered in connection with forward-looking statements are described in the Company’s filings with the Securities and Exchange Commission, including within the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. This presentation also contains market data and other information based on industry publications, reports by market research firms or published independent sources. Some market data and information are also based on the Company’s good faith estimates, which are derived from management’s knowledge of its industry and such independent sources referred to above. June 2025 Biohaven Investor Presentation2

Working Towards Commercialization of NOVEL THERAPEUTICS INNOVATING EXECUTING CREATING VALUE PIONEERING THERAPIES FOR RARE DISEASES Integrated DISCOVERY ENGINE CLINICALLY VALIDATED MoDE AND TRAP DEGRADERS ADVANCING CANCER TREATMENTS DIVERSIFIED PORTFOLIO TOP AREAS OF INNOVATION IMMUNOLOGY & INFLAMMATION NEUROSCIENCE OBESITY ONCOLOGY CARDIOVASCULAR RENAL RARE DISEASE

biohaven®


IMMUNOLOGY &
INFLAMMATION

Pioneering Degrader Platform With 3 Assets in the Clinic

Initiating Pivotal Trials
Graves' — 2H 2025
IgAN — 1H 2026
Myasthenia gravis — 1H 2026
β1AR — 2H 2026


ONCOLOGY

Proprietary ADC Platform and Collaboration with Merus Bispecifics

2 ADCs in the Clinic
First-in-Clinic FGFR3 ADC
TROP2 Combo with Anti-PD-1


MUSCLE &
METABOLISM

Weight Loss
Phase 2 Obesity — 2H 2025

SMA Path Forward
FDA Interaction — 1H 2025


NEUROSCIENCE

Kv7 Program Expecting Pivotal Topline Results
Depression — 2H 2025
Epilepsy — 1H 2026

Neuroinflammation
Initiated Early Parkinson's — 1H 2025

SCA NDA Under Priority Review
PDUFA — 2H 2025

INNOVATING
EXECUTING
CREATING NEAR-TERM VALUE

GLUTAMATE	Troriluzole	BHV-4157	Spinocerebellar Ataxia
			Obsessive-Compulsive Disorder
MYOSTATIN	Taldefgrobep Alfa	BHV-2000	Spinal Muscular Atrophy
			Obesity
ION CHANNEL	Kv7 Activator	BHV-7000	Focal Epilepsy
			Generalized Epilepsy
			Major Depressive Disorder
	TRPM3 Antagonist	BHV-2100	Pain Disorders POC
INFLAMMATION & IMMUNOLOGY	TYK2/JAK1 Inhibitor (brain-penetrant)	BHV-8000	Parkinson's Disease
			Prevention of Amyloid Therapy Induced ARIA
			Alzheimer's Disease
			Multiple Sclerosis
	IgG Degrader	BHV-1300	Common Disease (Graves', RA)
		BHV-1310	Rare Disease (Myasthenia Gravis)
	Gd-IgA1 Degrader	BHV-1400	IgA Nephropathy
	β1AR AAb Degrader	BHV-1600	Peripartum Cardiomyopathy
ONCOLOGY	Trop2 ADC +/- PD1	BHV-1510	Advanced or Metastatic Epithelial Tumors
	FGFR3 ADC	BHV-1530	Urothelial Cancer
	CD30 ADC	BHV-1500	Hodgkin Lymphoma
	Undisclosed Targets		*Merus and GeneQuantum Collaborations*


PRECLINICAL
PHASE 1
PHASE 2
PHASE 3
MARKET

ARIA, Amyloid-related imaging abnormalities; **AAb**, Autoantibody.

5 | June 2025
Biohaven Investor Presentation
biohaven

DEGRADATION TARGET BIFUNCTIONAL MoDE DEGRADER ASGPR RECEPTOR ON HEPATOCYTE MoDE and TRAP Degraders

Gd-IgA1 IgG antibody BHV-1300 TRAPMoDE OUR NOVEL DEGRADER PLATFORM Revolutionary Yale-licensed technology to remove disease-causing proteins from the bodyKEY POINT Target a class of proteins implicated in pathogenesis of disease Remove specific disease-causing proteins and leave rest of immune system intact 7 June 2025 Biohaven Investor Presentation DEGRADERS

DEGRADERS

A Novel Mechanism: Hepatic ASGPR Receptor Harnessed for Efficient and Safe Removal of Circulating Pathogenic Targets

Legend

Degradation Target



Bifunctional MoDE™ Degrader




Hepatocyte

Asialoglycoprotein Receptor* on hepatocyte

1


MoDE™ are administered via **subcutaneous or intravenous injection**
biohaven

2

MoDE™ degrader binds circulating target and efficiently delivers it to ASGPRs on hepatocytes



3



- Internalized target is rapidly degraded in hepatic lysosomes
- Degree of target degradation is precisely controlled

4



- ASGPRs are rapidly recycled
- Optimized safety and efficacy is achieved through balancing of relative affinities for ASGPR and target protein

*Stylistic representation
ASGPR, asialoglycoprotein receptor; **MoDE™**, molecular degraders of extracellular proteins

8 | June 2025 Biohaven Investor Presentation biohaven

DEGRADERS

A Transformational MoDE™ Drug Platform: Molecular Degraders of Extracellular Proteins (MoDE)

Precisely balanced components selected for optimal efficacy, safety, and product profile


TARGET BINDER
STABLE LINKER
ASGPR BINDER
COMPOUND LIBRARY
BINDER COMPOUND LIBRARY
MoDE Platform

- Efficiently removes immune targets causing disease
- Fast onset and potential for > 90% deep reduction in target
- Selective targeting of proteins avoids immunosuppression
- Ability to adjunctively dose Fc biologics
- Accelerate IND timelines (12–18 mo)

IND, Investigational New Drug Application.

KEY POINT Biohaven's MoDE platform is rapidly generating drug candidates for multiple diseases

9 | June 2025 Biohaven Investor Presentation biohaven

Catalyzing Innovation for Patients and Early Demonstration of Removal of Disease-Causing Protein

DEGRADERS

Follow the Science

PRECISION IMMUNOLOGY
TARGET THE DISEASE, NOT THE PATIENT



Understand the Need

KEEP THE PATIENT AT THE CENTER


biohaven

Establish Early Target Efficacy

PHASE 1 PD ENDPOINT



Create Value

NEAR- AND LONG-TERM


NYSE: BHVN

INNOVATING — EXECUTING — CREATING VALUE

10 | June 2025

Biohaven Investor Presentation

biohaven

BHV-1600 PERIPARTUM CARDIOMYOPATHY Biohaven’s Novel Degraders Validated in the Clinic: 166 Individuals Dosed With MoDE and TRAP Degraders BHV-1400 IgA NEPHROPATHY BHV-1300 GRAVES’ DISEASE PHASE 1 DATA DEMONSTRATES BIOHAVEN’S MoDE AND TRAP DEGRADERS: ✓Safe ✓Well-tolerated ✓Highly selective ✓Deep and rapid lowering of targeted IgG and Gd-IgA1 Gd-IgA1 BHV-1400 IgG antibody BHV-1300 β1AR autoantibodies BHV-1600 In ongoing clinical trials DEGRADERS 11 June 2025 Biohaven Investor Presentation

P A T IE N T CENTRIC LIFE ALTE R IN G FAST AND DEEP Removes disease-causing proteins within hours EASY-TO-USE • Easy-to-use autoinjector for self-administration • Allows for concomitant use of biologics SELECTIVE Designed to target specific pathogenic species for maximal efficacy and minimal side effects TUNABLE • Level of degradation carefully modulated by dose level and frequency • Employs body’s natural mechanism for removal of senescent proteins DEGRADER PLATFORM TECHNOLOGY

1H 2025 BHV-1300 Graves’ Disease 2025 Study 2026 Topline Data BHV-1310 Myasthenia Gravis Study BHV-1600 Cardiomyopathy Study New MoDE and TRAP Degraders Enter Phase 1 IgG4 degrader, PLA2R autoantibody degrader, TSHR autoantibody degrader 2H 2025–2026 BHV-1400 IgA Nephropathy Study BHV-1300 Phase 1 BHV-1400 Phase 1 BHV-1600 Phase 1 2025 MoDE and TRAP platform validation catalyzes 2026 pivotal development in key therapeutic indications June 2025 Biohaven Investor Presentation13

DEGRADERS

Market Potential of Biohaven's Degrader Platform

~ $8B*

IgG DEGRADERS
Graves' disease
Rheumatoid arthritis (RA)
Myasthenia gravis (MG)

β1AR AUTOANTIBODY DEGRADER
Dilated cardiomyopathy (DCM)
Peripartum cardiomyopathy (PPCM)

Gd-IgA1 DEGRADER
IgA Nephropathy
IgA Vasculitis

IgG DEGRADERS

PROINSULIN AUTOANTIBODY DEGRADER

IgG4 DEGRADER

β1AR AUTOANTIBODY DEGRADER

Gd-IgA1 DEGRADER

IgG DEGRADERS

> $15B*

FUTURE DEGRADERS AND INDICATIONS

TSHR AUTOANTIBODY DEGRADER

PLA2R AUTOANTIBODY DEGRADER

PROINSULIN AUTOANTIBODY DEGRADER

IgG4 DEGRADER

β1AR AUTOANTIBODY DEGRADER

Gd-IgA1 DEGRADER

IgG DEGRADERS

* Biohaven Internal Analysis: Peak US Gross Sales

14 | June 2025 Biohaven Investor Presentation biohaven

Gd-IgA1 TRAP Degrader

BHV-1400 Selectively Removes Gd-IgA1, the Pathogenic Antibody in IgAN While Sparing Healthy Immunoglobulins Phase 1 Pharmacodynamic endpoint predicts success, enables speed; sparing of healthy immune components predicts improved safety Demonstrate Early Efficacy Create Value PIVOTAL TRIAL TO INITIATE 2026 PHASE 1 PD ENDPOINT June 2025 Biohaven Investor Presentation16 Understand the Need UNMET NEED & LARGE COMMERCIAL OPPORTUNITY 210,000 210,000 220,000 US EU + UK Japan PRECISION TARGETING OF DISEASE BIOLOGY T A R G E T F O R D I S E A S E I N T E R V E N T I O N Follow the Science Preliminary Phase 1: Selective and Deep Removal of Gd-IgA1 Within Hours -80 -60 -40 -20 0 4 8 24 48 72 96 G d -I g A 1 % C h a n g e f ro m B a s e li n e Hours Post Dose DEGRADERS Gd-IgA1

FOLLOW THE SCIENCE

IgA Nephropathy Is Caused by Excess Production of Galactose-Deficient IgA1 (Gd-IgA1)

DEGRADERS


SYSTEMIC CIRCULATION
RENAL CORPUSCLE
IgG
Gd-IgA1

Aberrant form of immunoglobulin, **galactose-deficient IgA1** forms in excess

Immunoglobulin (IgG, IgM or IgA) target **Gd-IgA1** to form circulating immune complexes

Gd-IgA1 immune complexes deposit into the kidney, recruiting immune cells and causing the release of pro-inflammatory and profibrotic mediators

KEY POINT

No therapy selectively targets the pathogenic nidus of disease, Gd-IgA1... **UNTIL NOW**

17 | June 2025

Biohaven Investor Presentation

biohaven

-80 -70 -60 -50 -40 -30 -20 -10 0 BHV-1400: Single Subcutaneous Dose Delivers Rapid, Selective, Deep and Sustained Removal of Gd-IgA1 G d -I g A 1 % C h a n g e f ro m B a s e li n e IgG IgA IgE IgM Gd-IgA1 18 DAYS 2 3 4 5 108 H O U R S DEGRADERS June 2025 Biohaven Investor Presentation A single SC dose of BHV-1400 delivers rapid, selective, deep, and sustained reductions in Gd- IgA1 of up to 81% and without suppression of healthy immunoglobulinsNEWS BREAKING Preliminary data, study ongoing, Baseline is Day 1 Pre-dose Solid dot represents the median Gd-IgA1 % change from baseline each day and bars represent the 25th and 75th percentiles BHV-1400 500 mg SC Single Dose ▲

KEEP THE PATIENT AT THE CENTER

BHV-1400 TRAP™ Degrader Targets Gd-IgA1 with Precision Without Reducing Healthy Immunoglobulins

DEGRADERS



BHV-1400 Single Dose SC
No change in IgA
No change in IgG
No change in IgM
No change in IgE
Gd-IgA1 % Change from Baseline
DAYS
IgA
IgG
IgM
IgE
Drop from baseline IgA
Drop from baseline IgG
Drop from baseline IgM
Drop from baseline IgE
Povetacicept Ph1 IV[1]
Povetacicept Ph1 SC[1]
Sibeprenlimab Ph1[2]
Atacicept[3]
% Change from baseline Mean ± SD
Study Day
Week
Placebo IV
2.4 mg IV
8 mg IV
24 mg IV
80 mg IV
240 mg IV
480 mg IV
960 mg IV
Placebo SC
80 mg SC
240 mg SC
480 mg SC
960 mg SC
BASELINE

1. https://pmc.ncbi.nlm.nih.gov/articles/PMC11532938/pdf/CTS-17-e70055.pdf 2. https://pmc.ncbi.nlm.nih.gov/articles/PMC9091613/ 3. https://www.kidney-international.org/article/S0085-2538(24)00236-9/fulltext

19 | June 2025

Biohaven Investor Presentation

biohaven

KEEP THE PATIENT AT THE CENTER

High Selectivity Predicts Improved Safety

DEGRADERS

	BHV-1400	Tarpeyo® (budesonide)	Vanrafia® (astrasentan)	Filspari® (sparsentan)	Fabhalta® (iptacopan)
Risk Evaluation and Mitigation Strategies (REMS)	**Not anticipated**	**NO**	**NO**	**YES**	**YES**
Black Box	**Not anticipated**	**NO**	**YES** embryo-fetal toxicity	**YES** hepatotoxicity and embryo-fetal toxicity	**YES** serious infections caused by encapsulated bacteria
Targets	**Selectively targets disease causing protein**	Targets glucocorticoid receptors	Targets endothelin receptor	Targets ETAR and AT1R	Targets complement Factor B

20 | June 2025 Biohaven Investor Presentation biohaven

KEEP THE PATIENT AT THE CENTER

BHV-1400: Selective Removal of Disease-Causing Gd-IgA1 without Immunosuppression Compared to Competitors

DEGRADERS

PRECISION TARGETING

biohaven
TRAP™ Degrader
BHV-1400 SELECTIVELY DEGRADES ONLY Gd-IgA1

Targeting the pathogenesis of disease without immunosuppression


Gd-IgA1
IgD
IgG
IgE
B CELLS
IgM
IgA

TARGET B CELLS
with global immunoglobulin suppression

Povetacicept – Alpine Immune Sciences, Vertex
Atacicept – Vera Therapeutics
Sibeprenlimab – Otsuka
Zigakibart – Chinook Therapeutics, Novartis
Felzartamab – Biogen

BROAD IMMUNOSUPPRESSION

TARPEYO® – Calliditas

INHIBITS COMPLEMENT SYSTEM
with broad immunosuppression

FABHALTA® – Novartis
RO7434656 – Ionis, Roche
ULTOMIRIS® – Alexion, AstraZeneca

TARGET ENDOTHELIN RECEPTOR

FILSPARI® – Travere Therapeutics
VANRAFIA® – Chinook Therapeutics, Novartis

21 | June 2025 Biohaven Investor Presentation biohaven

CREATE VALUE

Harnessing Efficient IgAN Trial Design to Address a High Unmet Need
BHV-1400 Phase 2/3 Study Design

DEGRADERS



DATA READOUT
24-month Treatment Phase
DATA READOUT
Pivotal Trial
Screening
(SOC +) BHV-1400
(SOC +) Placebo
Initiate 2026
9 months
UPCR, Surrogate Endpoint for Accelerated Approval
eGFR Confirmatory Endpoint (24 months)

DESIGN	Randomized, double-blind, placebo-controlled trial
POPULATION	Male and female adults with biopsy proven IgA nephropathy
SAMPLE SIZE	500 participants randomized 1:1
TREATMENT	BHV-1400 500 mg SC Q2Wk vs Placebo Q2Wk
TREATMENT DURATION	24-month treatment period
KEY ENDPOINTS	Change in UPCR at 9 months (AA), Annualized total eGFR slope

KEY POINT

Accelerated approval pathway to bring a selective, disease-specific therapeutic to treat IgAN

22 | June 2025 Biohaven Investor Presentation biohaven

IgG MoDE Degrader

-90 -80 -70 -60 -50 -40 -30 -20 -10 0 BHV-1300: Differentiated Small Molecule Degrader Achieves Deep, Rapid and Tunable IgG Reductions Customized to the Needs of Specific Diseases 24 June 2025 Biohaven Investor Presentation Ig G % C h a n g e f ro m B a s e li n e WEEK 1 (n=8) (n=8) WEEK 2 (n=8) (n=7) WEEK 3 (n=8) (n=7) WEEK 4 (n=8) BHV-1300 1000 mg IgG BHV-1300 2000 mg IgG Subcutaneous BHV-1300 achieved median maximal reductions in total IgG of 83% by day 18 BHV-1300 achieved rapid and deep IgG reductions of 83%, highlighting tunability of dosing paradigms depending on disease indicationNEWS BREAKING 1. Adapted from Howard, et al. Neurotherapeutics, 2024 Preliminary data, study ongoing, baseline is the Average of Day -1 and Day 1 pre-dose Solid dots represent the median of the maximal total IgG % change from baseline for the Week and bars represent the 25th and 75th percentiles Leading FcRN Competitor with IgG lowering at week 4 in ADAPT-SC1 DEGRADERS

-100 -80 -60 -40 -20 0 20 IgG BHV-1300: Offers a New Potential Paradigm for Management of Acute Disease, Lowering IgG as Rapidly and Deeply as Plasma Exchange June 2025 Biohaven Investor Presentation25 Two doses of BHV-1300 lower IgG as deeply and quickly as these invasive methods including plasma exchange KEY POINT 1. Baseline is the Average of Day -1 and Day 1 pre-dose. Solid dot represents the median of the maximal total IgG % change from baseline at each week and bars represent the 25th and 75th percentiles. 2. Guptill JT, et al. Autoimmunity. 2016;49(2016):472-9. 0-2 2 3 4 5-100 -80 -60 -40 -20 0 20 IgG P e rc e n t C h a n g e i n I m m u n o g lo b u li n L e v e l WEEK BHV-13001 Plasma Exchange2 DEGRADERS Median reduction 72% Median reduction 83% Week 1 (n=8) Week 2 (n=7) Week 3 (n=7) Ig G % C h a n g e f ro m B a s e li n e

BHV-1300 Plasma Exchange BHV-1300 Could Represent Replacement Plasma Exchange (PLEX) in an Auto-Injector DEGRADERS K E E P T H E P A T I E N T A T T H E C E N T E R VS 26 June 2025 Biohaven Investor Presentation

Not Just Another FcRn Inhibitor: Biohaven IgG MoDE™ Degrader Differentiates as a Novel MOA, First-in-Class Molecule

DEGRADERS

83%
IgG lowering by day 18

Small Molecule

Did not increase headaches

Did not increase cholesterol

Autoinjector administration in pivotal trials

biohaven®


biohaven


IgG antibody
BHV-1300

IMAAVY™
J&J

- 74.6% IgG lowering after load, 68.8% in maintenance in Vivacity MG-3[1,2]
- **IV infusion**
- Increased cholesterol (24%), muscle spasms (12%), edema (12%)

Vyvgart®
argenx

- Approximately 61% IgG lowering @ week 4 (VYVGART Hytrulo® in MG trial)[3] (Average 75% in MAD)[4]
- Prefilled Syringe
- Cyclical dosing can lead to symptom rebound

Rystiggo®
ucb

- Approximately 76% IgG lowering in the MycarinG study [5]
- Healthcare administered SC infusion
- **44% headaches**
- Cyclical dosing can lead to symptom rebound

1. Antozzi et al, Lancet Neurology, 2025. **2.** 84% mean maximum IgG lowering (twice the labeled frequency) in Phase 1: Ling LE, et al. *Clin Pharmacol Ther.* 2019; **3.** Howard JF, Jr., et al. ADAPT (SC) Data – 2024 (Max reduction range 58.1%-63.5%) ; **4.** Ulrichts P, et al. *J. Clin. Invest.* 2018 **5.**Bril et al. *Lancet Neurology*, 2023 – (median maximum IgG reduction 73% with 7mg/kg and 79% with 10mg/kg dose – mean reductions were lower). Rystiggo MAD data not available

27 | June 2025 Biohaven Investor Presentation biohaven

Graves' Disease: Precision Target Selection Enables Speed and Facilitates Confidence of Success

DEGRADERS

Follow the Science

PRECISION TARGETING OF DISEASE BIOLOGY



TARGET FOR DISEASE INTERVENTION
THYROID
T3
T4
GRAVES' DISEASE

Understand the Need

UNMET NEED & LARGE COMMERCIAL OPPORTUNITY



270M
US ADULT POPULATION[1]
2.7M
NEW ONSET: 60–130K/YR[2]
1.3M
DIAGNOSED[3]
Actively Treated
1M[4]

Demonstrate Early Target Efficacy

PHASE 1 PD ENDPOINT



Total IgG % Change from Baseline
20
0
-20
-40
-60
-80
-100
IgG
Median reduction
-80%
0
1 (n=8)
2 (n=8)
3 (n=8)
4 (n=8)
Week

Phase 1 Pharmacodynamic endpoint **predicts success** and **enables speed** in Pivotal Studies

Create Value

PIVOTAL TRIAL TO INITIATE 2H 2025



28 | June 2025

Biohaven Investor Presentation

biohaven

FOLLOW THE SCIENCE

Biohaven IgG Degrader Targets the Root Cause of a Broad Autoimmune Disease to Treat and Prevent Multi-Organ Complications

DEGRADERS


TSHR autoantibody driven disease
Thyroid Eye Disease
Graves' Disease
Graves' Embryopathy
Thyroid Dermopathy
+ Biohaven IgG degrader
Redirects Disease Causing Target to Liver for Removal
Eliminate disease driver
Hepatocytes
Biohaven IgG degrader removes IgG to eliminate the disease driver of Graves' disease, Thyroid Eye Disease, and Thyroid Dermopathy

KEY POINT

Biohaven IgG degrader designed to removes Graves' causing autoantibodies

29 | June 2025 Biohaven Investor Presentation biohaven

CREATE VALUE

2H 2025 Graves' Disease Pivotal Trial

DEGRADERS

Graves' Disease Study Schematic


DATA READOUT
Screening
Placebo
Biohaven IgG Degrader
Initiate
2H 2025
24 week
Induction dosing week 1, followed by 1000 mg weekly vs Placebo
Normalization of TSH, T3, T4 (24 Weeks) without rescue

DESIGN	Randomized, double-blind, placebo-controlled trial
POPULATION	Male and female adults with Graves' disease
TREATMENT DURATION	24-week treatment period
KEY ENDPOINTS	Normalization of T3, T4 and TSH without rescue at week 24

KEY POINT Biomarker driven study enables speed to near-term value inflection

30 | June 2025 Biohaven Investor Presentation biohaven

Myasthenia Gravis: Biohaven's IgG Degraders are Tunable Therapy for Acute and Chronic Phases of Disease

DEGRADERS

Follow the Science

PRECISION TARGETING OF DISEASE BIOLOGY



Neuronal Impulse
MUSCLE

Understand the Need

UNMET NEED & LARGE COMMERCIAL OPPORTUNITY

~100K[1]

US PATIENTS

$3.2B 2024 TOTAL — Soliris®, Vyvgart®, Ultomiris®, Rystiggo®, Zilbrysq®

$2.2B 2023 TOTAL — Soliris®, Vyvgart®, Ultomiris®, Rystiggo®

Multi-billion dollar nationally and internationally **growing market opportunity**[2]

Demonstrate Early Target Efficacy

PHASE 1 PD ENDPOINT



20
0
-20
-40
-60
-80
-100
Total IgG % Change from Baseline
0
1 (n=8)
2 (n=8)
3 (n=8)
4 (n=8)
Week
Median reduction -80%

Phase 1 Pharmacodynamic endpoint **predicts success** and **enables speed** in Pivotal Studies

Create Value

PIVOTAL TRIAL TO INITIATE 2026



1. Rodrigues E et al. doi: 10.1002/mus.28006. Epub 2023 Dec 1. PMID: 38040629. 2. Estimated revenue contribution for gMG based on Biohaven internal analysis.

31 | June 2025 Biohaven Investor Presentation biohaven

FOLLOW THE SCIENCE

In Vivo Pre-Clinical Validation of the IgG Degrader Mechanism of Action

DEGRADERS

IgG Reduction in Neuromuscular Junction with Degrader Treatment


4 hr
24 hr
48 hr
IgG
IgG + BHVN Degrader

KEY POINT

Biohaven IgG degraders can rapidly clear IgG from the interstitial space and neuromuscular junction

32 | June 2025
Biohaven Investor Presentation
biohaven

KEEP THE PATIENT AT THE CENTER

Cycles of Dosing with FcRns Lead to Cycles of Recovery Punctuated by Periods of Symptom Rebound

DEGRADERS

Mean Change in Total MG-ADL From Cycle 1 Baseline Over Time in AChR-Ab
Positive Patients (mITT Analysis Set)



0
-1
-2
-3
-4
-5
Mean change in Total MG-ADL (+/-SE)
0
1
2
3
4
5
6
7
8
10
Week
MG-ADL scores rebound in between cycles
EFGARTIGIMOD alfa-fcab IV
PLACEBO

- Chronic diseases like MG require sustained therapy to prevent symptom fluctuations and worsening
- Drug holidays or cyclic dosing can lead to MG-ADL score rebound, disrupting patient quality of life[1,2]

MG-ADL, Myasthenia Gravis Activities of Daily Living scale 1. Vyvgart Hytrulo® Prescribing Information – argenx 2.Rystiggo® Prescribing Information – UCB

KEY POINT

PATIENT-CENTERED CARE: Continuous and sustained dosing (e.g., BHVN degraders) can improve adherence and potentially reduce disease burden

33 | June 2025

Biohaven Investor Presentation

biohaven

Biohaven IgG Degrader: Clinical Trial Design Highlights Potential Efficacy in Acute and Maintenance MG Therapy QMG (within 2 weeks) DESIGN Randomized, double-blind, placebo-controlled trial POPULATION Male and female adults with gMG TREATMENT DURATION 24-week treatment period KEY ENDPOINTS QMG (within 2 weeks), MG-ADL (week 24) BHV-1300 candidate to treat acute MG exacerbation and maintenance therapy with a single drugKEY POINT 24 weeks DATA READOUT Biohaven IgG Degrader Placebo Screening MG-ADL Induction dosing weeks 1-2 for rapid improvement, followed by 500 mg SC weekly vs Placebo DEGRADERS 34 June 2025 Biohaven Investor Presentation Myasthenia Gravis Study Schematic QMG, Quantitative Myasthenia Gravis score; MG-ADL, Myasthenia Gravis Activities of Daily Living scale

Targeting the Role of Autoimmunity in PPCM Current treatment for PPCM • Guideline-Directed Medical Therapy: No disease specific therapy Treatment goals in PPCM • Intervene early • Treat acute heart failure • Prevent further myocardial injury and restore baseline normal cardiac function β1AR AAbs present in PPCM • Increased titers correlate with more severe disease • β1AR autoantibodies are a potential target to provide PPCM patients with their first disease specific therapy 35 DEGRADERS June 2025 Biohaven Investor Presentation

PPCM: BHV-1600 Targets β1AR Autoantibodies for First Potential Disease-Specific Therapy

DEGRADERS

Follow the Science

PRECISION TARGETING OF DISEASE BIOLOGY

TARGET FOR DISEASE INTERVENTION



β1AR autoantibodies

Cardiac beta-adrenergic receptors (β1AR)

Sustained β1AR stimulation ▶ Increased Contractility ▶ Ventricular Strain ▶ Dilated Cardiomyopathy

Peripartum Cardiomyopathy

Understand the Need

PPCM is rare disease with poor outcomes in new mothers and no currently FDA-approved treatment

Maternal mortality highest since 1965 and primary contributor is PPCM with mortality rates reported up to 20%

10% go on to require mechanical support (LVAD or heart transplant)

Phase 1 PD Predicts Success in Phase 3

✓ **PHASE 1 SAD/MAD** Completed dosing, β1AR PD biomarker results pending

Create Value

PHASE 1 SAD/MAD completed dosing: IV and SC dosing up to 500mg IV



2026 STUDY in PPCM patients

36 | June 2025 Biohaven Investor Presentation biohaven

12-Week Treatment Phase 52-Week Treatment Phase (SOC +) BHV-1600 (SOC +) Placebo Screening BHV-1600: Phase 2/3 Pivotal Study Design Based Upon FDA INTERACT 37 Pivotal Trial Surrogate Endpoint for Accelerated Approval DATA READOUT DATA READOUT Confirmatory Endpoint (Up to 52 weeks) DEGRADERS Pivotal trial plans to leverage accelerated approval pathway to bring a much-needed therapeutic to women with PPCM efficiently KEY POINT June 2025 Biohaven Investor Presentation PPCM Study Schematic

Next-Gen Degraders

Biohaven Discovery Provides Pipeline Sustainability and Optionality

DISCOVERY



DEGRADER PORTFOLIO MoDEs™, TRAPs™, New Degrader Technology

	preDC	DC*
IgG4: BHV-1450		✓
IgG-Driven Disease: BHV-1320		✓
Anti-PLA2r: Nephropathy		✓
Anti-Proinsulin: Type I Diabetes		✓
Anti-TSHR: Graves' Disease	✓	
Multiple Early Targets	✓	
Technology Build		

SMALL MOLECULES AND BIOLOGIC THERAPEUTICS



preDC	DC*	
	✓	**Kv7.2/3**: Central Backups
	✓	**Kv7**: Peripheral Smooth Muscle
	✓	**TRPM3**: Peripheral and CNS Penetrant
✓	✓	**Neuroscience**: Undisclosed Targets
✓	✓	**Troriluzole**: Backups
✓		**Oncology**: Undisclosed ADC Targets
	✓	**Myostatin Inhibitor**: Backup

*named or planned development candidate within current quarter

KEY POINT Discovery drug platforms have delivered 6 INDs and multiple drug candidates in 3 years

39 | May 28, 2025 Biohaven R&D Day biohaven

Expanding the Degrader Platform Into Focused Research Areas

DISCOVERY

- **Neuro and Neuromuscular**: MG, MuSK, CIDP, LRP4, Guillain Barré, MS, MOGAD, NMO*
- **Renal**: IgAN, PLA2r, IgG4, GBM, nephrin-1, cortico-interstitial fibrosis, ADAs*
- **Hematology**: Gammopathies, TTP, wAIHA, CAG, IgA1 and ANCA-associated vasculitis*

Aligning Disease Indications with Appropriate Degrader Technology intravascular
extravascular
DEGRADATION
in liver, brain, other

MoDE™ pan-IgG	MoDE IgG Subclass	TRAP™ Targeting AAb	Novel Approaches
e.g., Graves'	e.g., MuSK myasthenia gravis	e.g., Type I Diabetes	e.g., Light chain gammopathy

*Indications are exemplary, many of which are early programs
MG, Myasthenia gravis; **MuSK**, muscle-specific kinase; **CIDP**, chronic Inflammatory demyelinating polyneuropathy; **LRP4**, low-density lipoprotein receptor-related protein 4; **MS**, multiple sclerosis; **MOGAD**, myelin oligodendrocyte glycoprotein antibody disease; **NMO**, neuromyelitis optica; **IgAN**, IgA nephropathy; **PLA2r**, phospholipase A2 receptor; **IgG4**, Immunoglobulin G4; **ADAs**, Autosomal Dominant Alport Syndrome; **TTP**, thrombotic thrombocytopenic purpura; **wAIHA**, warm autoimmune hemolytic anemia; **CAG**, cytarabine, aclarubicin, and G-CSF; **IgA1**, immunoglobulin A1; **ANCA**, anti-neutrophil cytoplasmic antibodies.

40 | May 28, 2025 Biohaven R&D Day biohaven

BHV-1450: Deep Removal of IgG4 for IgG4-Mediated Diseases

DISCOVERY


LGI-1 encephalitis
Pemphigus vulgaris
Thrombotic thrombocytopenic purpura
MuSK myasthenia gravis
Antidrug antibodies

IgG4-related diseases result in target organ inflammation and fibrosis

- Pancreatitis
- Sclerosing cholangitis
- Retroperitoneal fibrosis
- Tubulointerstitial nephritis
- Mikulicz's disease and sclerosing sialodacryoadenitis
- Riedel's thyroiditis
- Interstitial lung disease

Mori S et al., *Am J Pathol*. 2012 Feb;180(2):798-810. Koneczny I. *Autoimmun Rev*. 2020;19(10):102646. van Sonderen et al., *Nat Rev Neurol* 13, 290–301 (2017).

KEY POINT BHV-1450 degrades the minor (4%) IgG4 subclass. IgG1, IgG2 & IgG3 remain unchanged

41 | May 28, 2025 Biohaven R&D Day biohaven

DEGRADERS

Removal of Proinsulin Autoantibodies Halts Progression of Nascent Type 1 Diabetes (T1D)


Anti-proinsulin antibodies bind proinsulin on β-cells of the islets of Langerhans, followed by antigen spreading to further epitopes
Islet of Langerhans
viral infection
idiopathic
PANCREAS
β-cell
Anti-proinsulin antibody
Neutrophils
TREATED
Degrader
ADCC-mediates killing of insulin producing β-cells
UNTREATED
β-cell depletion results in T1D and hypoinsulinemia

ADCC, Antibody dependent cellular toxicity.

KEY POINTS

THERAPEUTIC HYPOTHESIS Lowering of antibodies early in course of disease may prevent loss of β-cells and stop cascading events which lead to Type 1 Diabetes

42 | June 2025 Biohaven Investor Presentation biohaven

DEGRADERS

Selective Targeting of Anti-Phospholipase A2 Receptor (PLA2r) Antibodies for Idiopathic Membranous Nephropathy (IMN)

HEALTHY KIDNEY


BOWMAN'S CAPSULE
Normal Kidney[2]

NEPHROTIC KIDNEY

70–80% of IMN patients have high anti-PLA2r levels[1]

Anti-PLA2r autoantibodies levels are strongly associated with disease severity in IMN


BOWMAN'S CAPSULE
Autoantibodies bind to PLA2R on podocytes injuring glomerular basement membranes
PODOCYTE
Kidney with IMN[2]

Subepithelial immune complex deposits

▼

Podocyte injury, thickening of basement membrane

▼

Proteinuria and hyperlipidemia

▼

Kidney failure

Currently no specific therapies to treat IMN[2]

- Rituximab or cyclophosphamide + glucocorticoids are first-line therapies but have serious side effects
- Combination of plasmapheresis with SoC shows more favorable outcomes[3,4]


Survival in Remission
100
80
60
40
20
0
PLA2R negative
PLA2R positive
p<0.001
0
20
40
60
Time (months)

Patients rendered anti-PLA2r negative by immunosuppression have greater disease remission

1. Beck, L.H.; Bonegio, R.G.B.; Lambeau, G.; Beck, D.M.; Powell, D.W.; Cummins, T.D.; Klein, J.B.; Salant, D.J. M-Type Phospholipase A 2 Receptor as Target Antigen in Idiopathic Membranous Nephropathy. *N. Engl. J. Med.* 2009, *361*, 11–21. 2. Adapted from *Kidney International* (2012) 82, 797–804 3. Rovin BH, Adler SG, Barratt J, Bridoux F, Burdge KA, Chan TM, et al. KDIGO 2021 Clinical Practice Guideline for the Management of Glomerular Diseases. Kidney Int (2021) 100(4, Supplement):S1–276. doi: 10.1016/j.kint.2021.05.021. 4. Bennani HN, et al., *J. Pers. Med.* 2024, *14*(3), 249. 5. Lu H et al. Medicine(Baltimore) 2019 May; 98(18): e15303.

43 | June 2025

Biohaven Investor Presentation

biohaven

Removal of Neutralizing Antibodies to Capsids to Optimize Gene Therapy Uptake and Allow Repeat Administration Discovery of Dominant Epitopes for Anti-AAV Antibodies 1 10 100 1000 0 100000 200000 300000 400000 500000 BH3746 nM 6 4 7 a re a ( u m 2 /i m a g e ) Internalization anti-AAV9 antibody IgG1 isotype control Internalization of antibodies 1 10 100 1000 0 100000 200000 300000 BH3746 nM 4 8 8 a re a ( u m 2 /i m a g e ) Neutralization anti-AAV9 antibody IgG1 isotype control Viral transduction (GFP) IgG degrader (nM)IgG degrader (nM) Restoration of GFP with Ab removal Enrich anti-AAV antibodies (blue) with immobilized capsids identify binders using array of display techniques Peptide binders which bind comprehensive antibody populations can be quickly converted to MoDEs Preexisting anti-AAV antibodies limit the use of AAV-based gene therapy AAV gene therapy enabled AAV neutralized by anti-AAV antibodies POC Using GFP Viral Transduction 1 10 100 1000 0 100000 200000 300000 400000 500000 BH3746 nM 6 4 7 a re a ( u m 2 /i m a g e ) Internalization anti-AAV9 antibody IgG1 isotype control 1 10 100 1000 0 100000 200000 300000 400000 500000 BH3746 nM 6 4 7 a re a ( u m 2 /i m a g e ) Internalization anti-AAV9 antibody IgG1 isotype control U p ta k e I n te n s it y ( A U ) U p ta k e I n te n s it y ( A U ) DEGRADERS June 2025 Biohaven Investor Presentation44

BHV-7000 Kv7.2/7.3 Activator Potassium (K+) Ion Channel Ion Channel Platform

BHV-7000: Kv7 Activator for Epilepsy and Depression

Kv7 Is a Transformational Target in Neurology and Neuropsychiatry

- Selective Kv7 activation avoids unwanted CNS side effects
- Clinically validated in epilepsy, depression and pain

BHV-7000 Is Potential Best-in-Class Selective Kv7 Activator with Blockbuster Potential

- Rationally designed to eliminate $GABA_A$ receptor activation
- No dose-limiting CNS side effects observed in Phase 1
- CNS target engagement at predicted therapeutic concentrations confirmed in Phase 1 EEG study

Late-stage Clinical Development

4 pivotal trials ongoing in epilepsy and MDD


BHV-7000
SELECTIVE
Kv7 ACTIVATOR

GABA, γ-aminobutyric acid.

KEY POINT

- Pivotal MDD topline results expected 2H 2025
- 1st focal epilepsy study topline results expected 1H 2026

47 | June 2025 Biohaven Investor Presentation biohaven

ION CHANNELS

BHV-7000: Potential Best-in-Clinic Selective Kv7 Activator Nears Completion of Pivotal Trials with Blockbuster Potential



Major Depressive Disorder
21M Patients

- Clinically validated MOA for MDD
- Differentiated profile vs. SSRIs

Topline results expected in 2H 2025



Epilepsy
3.5M Patients

- Clinically validated MOA for epilepsy
- Global Phase 2/3 program ongoing in focal epilepsy (2 trials) and idiopathic generalized epilepsy (1 trial)

1st focal epilepsy study topline results expected in 1H 2026

48 | June 2025 Biohaven Investor Presentation biohaven

BHV-7000 Med-Chem Designed to Fully Leverage Kv7 Target Potential Key areas of differentiation to discover and develop best-in-class Kv7 activator 49 Pharmacophore-based design principles Screening and Tier I ADME Advanced bridging in vitro and in vivo assays Clinical Novel scaffolds Functional primary screen Potent context pharmacology Wide therapeutic index Photostability Off-target screening (GABA) Anti-seizure activity and tolerability CNS active without delta enhancement 0.001 0.01 0.1 1 10 0 50 100 150 200 Concentration (M) % I n c re a s e f ro m B a s e li n e BHV-7000 Diazepam 0.001 0.01 0.1 1 10 0 50 100 150 200 Concentration (M) % I n c re a s e f ro m B a s e li n e BHV-7000 Diazepam GABAA PAM activity at α1β3γ2 receptor 0.01 0.1 1 10 0.0 0.5 1.0 Concentration (M) N o rm a li z e d c u rr e n t EC50 = 0.6 µM Concentration Dependent Activation oncentration (μM) Concentration (μM) Bicyclic Imidazole June 2025 Biohaven Investor Presentation ION CHANNELS

BHV-7000 potency consistently ~ 120 nM in complex neuronal system assaysKEY POINT BHV-7000 Equipotent With Azetukalner in Preclinical MES Assay Efficacy of BHV-7000, Azetukalner and Ezogabine in the Rat AC-MES Assay 0.001 0.01 0.1 1 10 100 0 25 50 75 100 Maximal Electroshock Model (rat) Brain concentration (μM) % P ro te c ti o n BHV-7000 EC50 0.12 μM, n=10/dose group XEN1101 EC50 0.14 μM, n=10/dose group Ezogabine EC50 3.2 μM, n=6/dose group 0.001 0.01 0.1 1 10 100 0 25 50 75 100 Maximal Electroshock Model (rat) Brain concentration (μM) % P ro te c ti o n BHV-7000 EC50 0.12 , n=10/dose group XEN1101 EC50 0.14 μM, n=10/dose group Ezogabine EC50 3.2 μM, n=6/dose group Efficacy of Azetukalner and Ezogabine in the Mouse AC-MES Assay1 1. Dean, AES 2020. Poster #654. Azetukalner EC50 0.14 μM, n=10/dose group Azetukalner 50 B ra in c o n c e n tr a ti o n ( μ M ) June 2025 Biohaven Investor Presentation ION CHANNELS

No effect of BHV-7000 on rotarod fall latency at 60x the ED50 — TI not calculable KEY POINT BHV-7000 Differentiated Preclinically From Ezogabine and Azetukalner With Superior Tolerability 51 BHV-7000 Efficacy/Tolerability Index Rotarod MES m g /k g 1 0 0 8 0 6 0 5 0 4 0 2 7 2 0 4 0 Tested 1h Post Dose M o u s e E D 5 0 o r T D 5 0 ( M e a n 9 5 % C I) Azetukalner Ezogabine TI ~ 5x TI < 2x Efficacy/Tolerability Index June 2025 Biohaven Investor Presentation ION CHANNELS

Single Doses of BHV-7000 IR Achieve Multiples Above MES EC50 and Are Well-Tolerated in Healthy Volunteers Dose (mg) Cmax (ng/mL) MES EC50 3 (ng/mL) Cmax: MES EC50 Nervous System AEs, n (%) Somnolence Dizziness Headache 25 45.8 (14.3) 81 0.57x 2 (33.3) 3 (50.0) 0 Azetukalner2,a Dose (mg) Cmax (ng/mL) MES EC50 (ng/mL) Cmax: MES EC50 Nervous System AEs, n (%)1 Somnolence Dizziness Headache 25 253 (12) 186 1.36x 0 0 1 (16.7) 50 664 (31) 186 3.57x 0 0 1 (16.7) 100 877 (42) 186 4.72x 0 0 0 BHV-7000 1. Awsare B, et al. AES 2023. Poster 3.265. 2. Aycardi. AES 2018. Poster 3.282. 3. Dean. AES 2020. Poster 654. AES 2020. a. Dosed fasted 52 June 2025 Biohaven Investor Presentation ION CHANNELS

Multiple Doses of BHV-7000 ER Exceed MES EC50 Over Entire Dosing Interval and Are Well-Tolerated in Healthy Volunteers QD x 7 days (mg) Cmax (ng/mL) Ctau (ng/mL) MES EC50 (ng/mL) Cmax: MES EC50 Ctau: MES EC50 Nervous System AEs1 Somnolence Dizziness Headache 50 406 (21.8) 265 (26.0) 186 2.18x 1.42x 0 0 0 QD x 10 days (mg) Cmax (ng/mL) Ctau3 (ng/mL) MES EC50 4 (ng/mL) Cmax: MES EC50 Ctau: MES EC50 Nervous System AEs, n (%) Somnolence Dizziness Headache 25 96.7 (8.6) 59.5 81 1.19x 0.73x 4 (66.7) 2 (33.3) 3 (50.0) In contrast to BHV-7000, azetukalner exhibits dose-limiting CNS tolerability issues in healthy volunteers at exposures predicted to be effective by preclinical MES data KEY POINT Azetukalner2,a BHV-7000 53 June 2025 Biohaven Investor Presentation 1. Awsare B, et al. AES 2024. Poster 486. 2. Aycardi, AES 2018. Poster 3.282, AES 2018. 3. Digitized estimate from Aycardi, AES 2018. Poster 3.282. 4. Dean, AES 2020. Poster 654. a. Dosed fed ION CHANNELS

Spectrum at Broadband Max Response BHV-7000 50 mg vs Baseline1 Spectrum at Broadband Max Response BHV-7000 25 mg vs Baseline1 Dose-Response BHV-7000 CNS Activity Demonstrated in EEG Study Single Dose (mg) Cmax (ng/mL) Nervous System AEs Somnolence Dizziness Headache 25 309 (35.7) 0 0 0 50 537 (36.4) 0 0 0 BHV-7000 25 mg Baseline 54 June 2025 Biohaven Investor Presentation 1. Lerner J, et al. AES 2023. Poster 2.510. ION CHANNELS

ION CHANNELS

Excellent CNS Tolerability Observed in Ongoing Phase 2/3 Focal Epilepsy Studies (Blinded Data) Consistent With Phase 1 Profile

BHV-7000

	Nervous System AEs, %		
Doses (mg)	**Somnolence**	**Dizziness**	**Headache**
25/50/75	1.7	1.1	3.3

No AEs observed at > 5% in any SOC; studies are still ongoing

Azetukalner[1]

	Nervous System AEs, %		
Doses (mg)	**Somnolence**	**Dizziness**	**Headache**
10/20/25	15.6	24.6	10.0

1. French JA, et al. *JAMA Neurol.* 2023;80(11):1145-1154.

KEY POINT

BHV-7000 well-tolerated in focal epilepsy at exposures predicted to be effective based on preclinical data and associated with CNS activity on EEG in healthy volunteers

55 | June 2025 Biohaven Investor Presentation biohaven

ION CHANNELS

BHV-7000: Two Phase 2/3 Studies in Focal Epilepsy Ongoing


12-Week Treatment Phase
DATA READOUT
8-Weeks
Observation Phase
BHV-7000 50 mg
BHV-7000 25 mg
Placebo
OLE
8-Week Treatment Phase
DATA READOUT
8-Weeks
Observation Phase
BHV-7000 75 mg
BHV-7000 50 mg
Placebo
OLE

DESIGN	Randomized, double-blind, placebo-controlled trials
POPULATION	Subjects 18-75 years of age with refractory focal epilepsy
SAMPLE SIZE	390 subjects in each study (randomized 1:1:1)
KEY ENTRY CRITERIA	Average of ≥4 observable focal seizures per 28 days
ENDPOINTS	Change in seizure frequency, 50% responder rate, seizure freedom

56 | June 2025 Biohaven Investor Presentation biohaven

ION CHANNELS

BHV-7000: Phase 2/3 Study in Idiopathic Generalized Epilepsy Ongoing


24-Week Treatment Phase
DATA READOUT
20–30 Days
Screening
BHV-7000 75 mg
Placebo
OLE

DESIGN	Randomized, double-blind, placebo-controlled trial
POPULATION	Subjects 18-75 years old with idiopathic generalized epilepsy with intractable generalized tonic-clonic seizures
SAMPLE SIZE	242 subjects (randomized 1:1)
TREATMENT	BHV-7000 75 mg vs. placebo
TREATMENT DURATION	Up to 24-week double-blind phase
ENDPOINT	Time to event (2nd day with generalize tonic-clonic seizure)

KEY POINT Pivotal Phase 2/3 IGE study initiated in 1H 2024

57 | June 2025 Biohaven Investor Presentation biohaven

4.8 0.8 0 1 2 3 4 5 6 Observation Open Label BHV-7000: Patient Case Report From OLE Sample Patient Case Report • Subject: 71-year-old male • Type of seizure: focal impaired awareness • Seizure description: tingling and twitching of cheek spreading to neck and arm followed by arm rigidity and impaired awareness • Failed treatments: levetiracetam, valproate • Seizure frequency: 83% improvement from observation “Subject has experienced a total of 5 seizures during 176 days in the OLE period. However, he has been seizure-free for the past 3 months. Additionally, no side effects have been reported during this time. The patient has also demonstrated meaningful improvement in his quality of life, reported by both him and his family. They have expressed satisfaction with the treatment and are very positive about their overall experience.” -- BHV-7000 Focal Epilepsy Clinical Trial Investigator BHV-7000 has substantial seizure reduction in selected OLE patientKEY POINT S e iz u re s /2 8 d 83% Improvement 58 June 2025 Biohaven Investor Presentation Preliminary data, study ongoing. ION CHANNELS

ION CHANNELS

Increasing Clinical Evidence Supports Potential of Kv7 Activation in MDD

2020

Ezogabine OL pilot study[1]



Reduction of depressive and anhedonic symptoms: MADRS (-13.7, p<.001) and SHAPS (-6.1, p<.001)

Changes in reward pathway neurocircuitry: decreased functional connectivity on f-MRI in reward-related regions (vCa, MCC, PCC)

2021

Ezogabine RCT[2]



Reduction of depressive and anhedonic symptoms vs pbo: MADRS (-7.9, p<.001) and SHAPS (-6.9, p<.001)

Changes in reward pathway neurocircuitry: numerical increase in VS response to reward anticipation on fMRI



2023

Azetukalner RCT[3]



Rapid-onset, dose-related reduction of depressive and anhedonic symptoms vs pbo: MADRS (-3, p=.135) and SHAPS (-2.5, p<.05) in 20 mg group

Efficacy not optimized likely due to dose limiting tolerability concerns: CNS AEs (43%) including dizziness (18%) in 20 mg group

2025

Ezogabine fMRI Analysis[4]

Kv7 activation normalizes reward pathway neurocircuitry abnormalities associated with depression: reduced VTA hyperactivity on fMRI



Ezogabine fMRI Analysis[5]



Antidepressant effects mediated through reward pathway neurocircuitry: decreased striatal-middle/posterior cingulate connectivity on fMRI

Azetukalner Mt Sinai IST[6]

Reduction of depressive and anhedonic symptoms: numerical improvements in MADRS and SHAPS

2H 2025

BHV-7000 MDD Study Topline Expected

SHAPS, Snaith-Hamilton Pleasure Scale; **MADRS**, Montgomery Åsberg Depression Rating Scale; **OL**, Open-Label; **RCT**, Randomized Control Trial; **fMRI**, Functional Magnetic Resonance Imaging; **IST**, Investigator Sponsored Trial.

1. Tan, et al. *Mol Psychiatry*. 2020 Jun;25(6):1323-1333; 2. Costi, et al. *Am J Psychiatry*. 2021 May 1;178(5):437-446; 3. Butterfield N, et al. ASCP 2024. Poster W67. 4. Morris, et al. *Mol Psychiatry*. 2025 Mar 25; 5. Chowdhury, et al. *Biol Psychiatry*. 2025 Mar 4:S0006-3223(25)01011-X. 6. Xenon Press Release May 12, 2025.

59 | June 2025 Biohaven Investor Presentation biohaven

ION CHANNELS

BHV-7000: Phase 2 Study in Major Depressive Disorder Ongoing


6-Week Treatment Phase
DATA READOUT
4-Weeks
Screening
BHV-7000 75 mg
Placebo
Open-Label Extension

DESIGN	Randomized, double-blind, placebo-controlled trial
POPULATION	Subjects with Major Depressive Disorder (MDD) with at least one prior depressive episode who are currently experiencing a depressive episode with anhedonia (HAM-D ≥ 20, SHAPS ≥ 20)
SAMPLE SIZE	300 subjects (randomized 1:1)
TREATMENT	BHV-7000 vs placebo
TREATMENT DURATION	6-weeks
ENDPOINTS	MADRS (primary), SHAPS, CGI-S, Q-LES-Q-SF

SHAPS, Snaith-Hamilton Pleasure Scale; **MADRS**, Montgomery Åsberg Depression Rating Scale; **CGI-S**, Clinical Global Impression Scale – Severity; **Q-LES-Q-SF**, Quality of Life Enjoyment and Satisfaction Questionnaire.

KEY POINT

Topline results expected 2H 2025

60 | June 2025 Biohaven Investor Presentation biohaven

ION CHANNELS

BHV-7000 Has Potential to Overcome Limitations of Existing Therapies

TYPICAL TREATMENT PATTERN FOR MDD

SSRIs/SNRIs

Atypical antidepressants

Augmentation strategies

BHV-7000

- ✓ Novel mechanism
- ✓ Favorable tolerability
- ✓ Addresses anhedonia
- ✓ Rapid onset of effect
- ✓ Ease of use and administration

61 | June 2025 Biohaven Investor Presentation biohaven

BHV-2100: TRPM3 Antagonist for Pain

June 2025 Biohaven Investor Presentation63 First-in-Clinic TRPM3 Antagonist — Novel Mechanism for the Treatment of Pain • BHV-2100 is an orally administered, peripherally-restricted and selective TRPM3 antagonist • Preclinical data shows robust efficacy in pain models • Highly differentiated from programs that target TRPV1 and TRPA1, avoids TRP family liabilities Phase 1 Study Data Supports Evaluation in Pain • BHV-2100 demonstrated excellent safety/tolerability and favorable PK • Proof of concept demonstrated for pain The Therapeutic Landscape of TRPM3-Targeted Therapies Is Evolving • Emerging data support the potential for targeting TRPM3 in nociceptive pain conditions • Non-clinical data support brain-penetrant TRPM3 program in epilepsy and pain Milestones Achieved • Early signal of efficacy observed in laser-evoked pain trial • Proof-of-concept trial in acute treatment of migraine completed with no efficacy signal detected BHV-2100 TRPM3 ANTAGONIST Proof-of-concept for pain demonstrated; program advancing to later stage pain trialsKEY POINT

BHV-2100: Targeting the Unmet Medical Need in Pain ACUTE PAIN & NEUROPATHIC PAIN Emerging role of novel mechanisms: ion channels in the periphery BHV-2100 is a selective, peripherally-restricted TRPM3 antagonist that is a potentially highly-effective, non-sedating, non-opioid treatment for pain KEY POINT ION CHANNELS June 2025 Biohaven Investor Presentation64

BHV-2100: Potently Reduces Acute Chemogenic Pain and Pain Following Nerve Injury Encouraging evidence of pain reduction without the sedation observed with high-dose pregabalin Drug administered 30 minutes prior to TRPM3 agonist injection in a hind paw of rats Drug administered 14 days after unilateral sciatic nerve injury in rats 0 20 40 60 80 100 * * ** * *** ** *** Vehicle BHV-2100 (1 mg/kg) BHV-2100 (5 mg/kg) BHV-2100 (25 mg/kg) Pregabalin (30 mg/kg) 2 h1 h0.5 hPredosing (day 14) M e c h a n ic a l th re s h o ld (% o f c o n tr a la te ra l p a w ) Baseline (day 0) Time post-dosing Sham *** PS-Induced Acute Pain Model Partial Sciatic Nerve Ligation Model *** p<0.001, ** p<0.01 , * p<0.05 ION CHANNELS June 2025 Biohaven Investor Presentation65

BHV-2100: Reverses Established Pain States in Peripheral Neuropathic Pain Models Drug administered 6 days after oxaliplatin treatment in mice Chemotherapy-Induced Neuropathic Pain Model Diabetic Neuropathy Model Drug administered 7 days after STZ treatment in rats 3 4 5 6 7 8 9 10 11 * ** *** 2 h1 hPredosing (day 7) Pretreatment (day 6) M e c h a n ic a l th re s h o ld ( g ) Baseline (day -1) 0.5 h Time post-dosing Vehicle BHV-2100 (1 mg/kg) BHV-2100 (5 mg/kg) BHV-2100 (25 mg/kg) Pregabalin (30 mg/kg) Sham *** Encouraging evidence of pain reduction without the sedation observed with high-dose pregabalin/tramadol *** p<0.001, ** p<0.01 , * p<0.05 ION CHANNELS June 2025 Biohaven Investor Presentation66

BHV-2100: Ideal Pharmacokinetic Profile for Treating Pain EC90 represents the estimated plasma concentration threshold based on a preclinical model Phase 1 data in healthy subjects shows plasma PK exceeds EC90 by 20 min at all doses tested and is sustained above EC50 for 24 hours at doses > 25 mg QD KEY POINT Mean Concentration vs. Time Profiles at Steady-State After Multiple Oral Doses of BHV-2100 ION CHANNELS June 2025 Biohaven Investor Presentation67

ION CHANNELS

BHV-2100: Safe and Well-Tolerated in Healthy Subjects

SAFETY AND TOLERABILITY

- No dose limiting toxicities in studies
- No SAEs
- No severe TEAEs; most TEAEs were mild
- No clinically significant trends in vital signs (including body temperature), laboratory values, or ECGs

DOSING

- SAD: single doses up to 500 mg
- MAD: multiple doses up to 150 mg twice a day for 14 days

SAD Cohorts (pooled) TEAEs in ≥ 2 subjects	Placebo (N=9) n (%)	BHV-2100 (N=30) n (%)
Dizziness	0 (0)	2 (6.7)
Fatigue	0 (0)	2 (6.7)

MAD Cohorts (pooled) TEAEs in ≥ 2 subjects	Placebo (N=8) n (%)	BHV-2100 (N=24) n (%)
	0 (0)	0 (0)

MAD, multiple ascending dose; **SAD**, single ascending dose; **SAE**, serious adverse events; **TEAE**, treatment emergent adverse events.
Pooled preliminary data.

KEY POINT No TEAE occurred in > 1 participant across the MAD cohorts

68 | June 2025 Biohaven Investor Presentation biohaven

ION CHANNELS

BHV-2100: Proof of Concept Pain Study Demonstrates Anti-Nociceptive and Anti-Hyperalgesic Effects


LASER STIMULATION
AND EVALUATION UNIT

Efficacy
- Lowering in self-reported VAS pain rating scale
- Clinically meaningful reductions in laser-evoked potentials in normal and UVB-inflamed skin

Safety
- Well-tolerated
- No effects observed on core temperature
- No change on heat pain threshold


Laser-Induced Paradigm
Pain Score
Visual Analog Scale (VAS)
58
57
56
55
54
53
52
51
50
49
48
47
46
01:00
02:00
03:00
04:00
Time (hours)
BHV-2100 150mg
Placebo
p <0.05

Preliminary Data up to Tmax; p-value out to 8 hour test period

KEY POINT

First indication of potential clinical efficacy in pain with the novel TRPM3 mechanism

69 | June 2025 Biohaven Investor Presentation biohaven

BHV-2100 TRPM3 Platform Offers Potential to Treat an Expanding Range of Diseases • Chronic Neuropathic Pain • Nociceptive Pain (Osteoarthritis) • Mixed Neuropathic and Nociceptive Pain (Back Pain) • Acute Pain ✓Mechanistic Data ✓Human Genetic Validation ✓ Safety and Tolerability ✓Human Proof of Concept PERIPHERAL NERVOUS SYSTEM Pain Disorders CENTRAL NERVOUS SYSTEM Pain and Other Brain Disorders ✓Mechanistic Data ✓ Preclinical Proof of Concept Brain-Penetrant TRPM3 antagonists (preclinical) • Acute and Chronic Pain Disorders • Epilepsy June 2025 Biohaven Investor Presentation70 ION CHANNELS

BHV-8000: Brain-Penetrant TYK2/JAK1 Inhibitor for Parkinson’s Disease

First-in-Clinic, Brain-Penetrant, Selective TYK2/JAK1 Inhibitor for the Treatment of Neuroinflammatory and Neurodegenerative Diseases

- TYK2 and JAK1 inhibition target key inflammatory signaling pathways
- Selectivity profile avoids safety liabilities of JAK2/3 inhibition

Breaks Cycle of Central and Peripheral Inflammation

- Autoimmunity plays key role in Parkinson’s and is novel therapeutic target
- TYK2/JAK1 inhibition reduces inflammatory impact of activated microglia and astrocytes in the CNS, and infiltrating T lymphocytes

Encouraging Results from Phase 1

- Well-tolerated
- Achieves target engagement
- Robust brain penetration

Phase 2/3 Parkinson’s Disease Study Ongoing

Innovative study design optimized for efficiency and sensitivity in detecting clinically meaningful change


BHV-8000
TYK2/JAK1 INHIBITOR
(BRAIN-PENETRANT)

BREAKING NEWS

Phase 2/3 Parkinson’s study initiated May 2025

72 | June 2025

Biohaven Investor Presentation

biohaven

INFLAMMATION & IMMUNOLOGY

BHV-8000: Brain-Penetrant TYK2/JAK1 Inhibitor With Potential to Treat Neuroinflammatory & Neurodegenerative Disorders

Inflammation plays a key role in the pathogenesis of neurodegenerative diseases

Nonclinical, clinical, genetic, and epidemiological data show that interrupting chronic inflammation may slow disease progression

CELLULAR DRIVERS IN NEUROINFLAMMATION

Microglia
IFN-γ, IFN-α, IFN-β

Astrocytes
IFN-γ, IFN-α and IFN-β

Lymphocytes and Other Leukocytes
IL-23, IL-17 downstream of IL-23


Cytokine Receptor
JAK FAMILY
JAK2
JAK1
TYK2
JAK3
STAT SIGNALING

ARIA
Alzheimer's
Parkinson's
Multiple Sclerosis

Other Neuroinflammatory & Neurodegenerative Disorders



BHV-8000 Dual, brain-penetrant inhibitor of TYK2 and JAK1 that effectively blocks Th17 cell generation, Type I IFN signaling, and inflammation

73 | June 2025 Biohaven Investor Presentation biohaven

Approved JAK Inhibitors — Significant Safety Risks Associated with JAK2 and/or JAK3 Inhibition Inhibitor Status IC50 in nM Safety JAK1 (autoimmune) JAK2 (hematology) JAK3 (leucocyte) TYK2 (inflammation) Tofacitinib1 Approved 15 77 55 489 Boxed Warning (MACE, malignancy, thrombosis, serious infections) Baricitinib1 Approved 4 7 787 61 Boxed Warning Upadacitinib1 Approved 47 120 2304 4690 Boxed Warning Abrocitinib1 (selective JAK1) Approved 29 803 >15,000 1250 Boxed Warning* (*Development program suggests no increased clinical risk for these events) Deucravacitinib1 (selective TYK2) Approved >10,000 >10,000 >10,000 0.2 NO Boxed Warning BHV-8000 Expected to Have a Favorable Safety Profile (avoids JAK2 and JAK3 inhibition) Inhibitor Status IC50 in nM Safety JAK1 (autoimmune) JAK2 (hematology) JAK3 (leucocyte) TYK2 (inflammation) BHV-8000 Phase 2 ready 4 118 >500 4 No expected risk of JAK2 and JAK3- related safety issues IC50, half maximal inhibitory concentration; JAK, Janus kinase; MACE, major adverse cardiac event; TYK, tyrosine kinase. 1. Wrobleski et al. J Med Chem. 2019;62(20):8973-8995. BHV-8000: Selectivity Predicts Improved Safety With Targeted Efficacy INFLAMMATION & IMMUNOLOGY June 2025 Biohaven Investor Presentation74

BHV-8000: Demonstrates a Promising Phase 1 Profile Brain exposure sustained above target EC50s for 24 hours at clinically relevant dosesKEY POINT BHV-8000 Brain Exposures at 20 mg QD EC50 Modelling data Phase 1 program completed • Includes SAD/MAD study in healthy adults Well-tolerated • No SAEs or severe AEs • No adverse laboratory trends related to study drug Evidence of target engagement • Reduced plasma inflammatory cytokines downstream of TYK2 (IP-10, IFNβ) and JAK1 (hsCRP, IFNβ) Robust brain penetration • Exposures in CNS approximately 50% of plasma concentrations 75 June 2025 Biohaven Investor Presentation INFLAMMATION & IMMUNOLOGY

BHV-8000: Shows Evidence of Pharmacodynamic Effects Preliminary Phase 1 data. hs-CRP, high-sensitivity C-reactive protein; IFN-beta, Interferon beta. * p<0.05 IFN-betahs-CRP Day 14 -60 -40 -20 0 20 40 Study Day M e a n % C h a n g e IFNb Placebo 20mg Day 14 -100 -50 0 50 Study Day M e a n % C h a n g e hsCRP Placebo 20mg * * mg g Pharmacodynamic data is indicative of target engagement in healthy subjectsKEY POINT INFLAMMATION & IMMUNOLOGY June 2025 Biohaven Investor Presentation76

INFLAMMATION & IMMUNOLOGY

BHV-8000: Demonstrates CNS Exposure

CSF and Plasma Concentrations (20 mg QD)



BHV-8000 Concentrations (ng/mL)
400
300
200
100
0
Time after dosing
6, CSF
6, Plasma
24, CSF
24, Plasma
6, CSF
6, Plasma
24, CSF
24, Plasma
Time after dosing (hours)

Brain PK sustained above EC50 for 24 hours at 20 mg QD



BHV-8000 concentration (ng/mL)
200
150
100
50
0
168
172
176
180
184
188
192
Time (h)
Tissue
plasma
spinal CSF
total brain
unbound brain
EC50

Modelling data

CSF, Cerebro Spinal Fluid

KEY POINT Expected to have sustained brain exposures above EC50 (target engagement)

77 | June 2025 Biohaven Investor Presentation biohaven

INFLAMMATION & IMMUNOLOGY

Parkinson's Disease Is an Autoimmune Disorder



PD meets criteria for autoimmunity based on pathophysiology and genetics

- Misidentification of self-proteins (α-synuclein) as foreign antigen triggers immune response[1]
- GWAS studies link PD risk to HLA gene variants involved in antigen presentation[2]

PD animal models demonstrate immune dysregulation drives neurodegeneration[6]

- In mouse models, T cells specific to α-synuclein peptides can induce dopaminergic neuronal loss[7]
- Manipulation of immune components (T cells) affect α-synuclein-induced neurodegeneration[8]

Epidemiology reveals increased risk of PD in individuals with other autoimmune diseases[3]

- Epi studies suggest immune dysfunction and inflammation are key to the development of PD[4]
- Reduction in rates of PD have been seen when this population is exposed to immune-modulating therapies[5]

PD patient samples and imaging exhibit characteristic proinflammatory signatures[9,10]

- Proinflammatory cytokines (e.g., IL-6, TNF-α, IFNɣ) are found in CSF and blood of PD patients[11]
- PD brains express high levels of HLA-DR+ reactive microglia[12]

1. Sulzer, *Nature* 2017; 2. Wissemann, *Am J Hum Genet* 2013; 3. Li, *Front Immunol* 2023; 4. Tansey, *Nat Rev Immunol* 2022; 5. Potashman, *Parkinsonism Relat Disord* 2025; 6. Roodveldt, *Brain* 2024; 7. Karikari, Brain Behav Immun 2022; 8. Williams, *Brain* 2021; 9. Yacoubian, *Mov Disord* 2023; 10. Pajares, *Cells* 2020; 11. Qu, *Nature* 2023; 12. McGeer, *Neurology* 1988.

78 | June 2025 Biohaven Investor Presentation biohaven

INFLAMMATION & IMMUNOLOGY

BHV-8000: Clinical Data Supports Targeting Neuroinflammation in Parkinson's Disease

Post-Mortem Data[1]

PD patient brains express high levels of HLA-DR+ reactive microglia



In Vivo Imaging[2]

^{18}F-DPA-714 TSPO imaging increased in early PD relative to healthy controls control
PD
putamen
**
binding potential
0.0
0.1
0.2
0.3
0.4
0.5
Control
PD
substantia nigra
*
binding potential
0.0
0.5
1.0
1.5
2.0
Control
PD

In Vivo Cytokine Levels[3]

Elevated levels of pro-inflammatory cytokines (e.g., IL-1β, IL-6, TNF-α, IFN-ɣ) found in the CSF and blood of PD patients



Hedges' g & 95%CI
Cytokines
Chemokines
IL-6
TNF-α
IL-1β
IFN-γ
IL-4
STNFR1
IFN-α2
CRP
CCL2 (MCP-1)
CX3CL1 (Fractalkine)
CXCL12 (SDF-1)
IGF-1
NT-pro BNP
Hedges' g
Number of studies
IL-6
TNF-α
IL-1β
CRP
CCL2 (MCP-1)
Nitric oxide
Number of studies in the meta-analysis

1. McGeer PL, et al. *Neurology.* 1988 Aug;38(8):1285-91. 2. Yacoubian TA, et al. *Mov Disord.* 2023 May;38(5):743-754. 3. Qu Y, et al. *NPJ Parkinson's Dis.* 2023 Feb 4;9(1):18.

79 | June 2025 Biohaven Investor Presentation

biohaven

Real-World Analytics of Large Healthcare Database Show Parkinson's Disease Risk Reduction With TNF/IL-17 Targeting Therapies • Biohaven conducted analysis using Komodo Health database (over 320 million patients since 2012) examining treatment with anti-TNF or anti-IL17 and incidence of PD • Millions of patients over 8+ years of dosing captured key epidemiologic confirmation of the neuroinflammatory hypothesis • Results support rationale for the effectiveness of BHV-8000 in treating PD Treatment PD Events Person-years Rate (per 100 person-years) Adjusted IRR (95% CI) P-value Anti-TNF or Anti-IL-17 exposure 2,957 393,114 0.66 0.77 (0.74 – 0.80) <0.0001 No Treatment 50,562 5,328,307 0.95 Anti-TNF exposure 2,471 371,867 0.66 0.64 (0.52 – 0.80) <0.0001 No Treatment 50,562 5,328,307 0.95 Anti-IL-17 exposure 81 15,598 0.52 0.77 (0.78 – 0.81) <0.0001 No Treatment 50,562 5,328,307 0.95 IRR, incidence rate ratio; TNF, tumor necrosis factor. INFLAMMATION & IMMUNOLOGY June 2025 Biohaven Investor Presentation80

INFLAMMATION & IMMUNOLOGY

TYK2/JAK1 Signaling Fuels Inflammation Driving Disease Progression in Parkinson's Disease


IFN-γ
IFN-α
IFN-β
Activated Microglia
IFN-γ
IFN-α
IFN-β
Reactive Astrocytes
Innate CNS Immune Response
JAK2
JAK1
TYK2
JAK3
STAT SIGNALING
Cytokine Receptor
VICIOUS CYCLE
inflammation spreads and attracts more immune cells, some from outside the brain
STAT SIGNALING
JAK2
JAK1
TYK2
JAK3
Alpha-synuclein
Adaptive Immune Response in the Periphery
T cells
IL-12
IL-23
IL-17 downstream of IL-23

KEY POINT

BHV-8000 treats both central and peripheral immune dysregulation underpinning Parkinson's

81 | June 2025 Biohaven Investor Presentation biohaven

INFLAMMATION & IMMUNOLOGY

BHV-8000 Targets Both TYK2 and JAK1 to Control Immune Dysregulation in Parkinson's Disease

JAK-STAT SIGNALING PATHWAY

TYK2 PATHWAY
(IL-12, IL-23, etc.)

- Activates cytotoxic CD8 T cells and Th17 CD4 cells (which produce IL-17A) in the periphery
- IL-17A causes glial cell activation, release of neurotoxins such as TNFα, and disruption of the blood brain barrier[3]



CYTOKINE
Cytokine Receptor
Intracellular Space
TYK2
JAK1
STAT ACTIVATION
Nucleus
GENE EXPRESSION

SHARED TYK2 AND JAK1 PATHWAY
(IL-6, IFNα, IFNβ, etc.)

- Type-I IFN signaling is increased in post-mortem human PD brains[1]
- Type-I IFN modulates inflammatory response to α-syn in the gut, potentiating pathology along the gut-brain axis[2]

JAK1 PATHWAY
(IL-4, IFNɣ, etc.)

- Activates CNS innate immune cells (microglia and astrocytes)
- Promotes T cell infiltration and upregulation of MHC II expression on glial cells and macrophages – exacerbating immune activation in the CNS[4]

1. Main, Glia. 2016; 2. Waters, bioRxlv. Accessed May 15, 2025. https://www.biorxiv.org/content/10.1101/2024.05.05.592614v1. 3. Chen, *Front Aging Neurosci*. 2020; 4. Hong, *J Neuroinflammation*. 2024

82 | June 2025 Biohaven Investor Presentation biohaven

INFLAMMATION & IMMUNOLOGY

BHV-8000: Efficacious in an AAV-α-synuclein Mouse Model of Parkinson's


AAV-α-SYN injection
BHV-8000 dosing 10, 30 and 90 mg/kg BID
Behavioral assessments
DAY 1
DAY 8
DAY 11
DOSING
DAY 49
DAY 52

BHV-8000 Shows Dose Proportional Increase in Total And Corner Movement in an Open Field


Distance in Open Field (m)
0
10
20
30
40
P<0.001
***
P<0.01
**
**
Sham
Model
BHV-8000 (10mpk)
BHV-8000 (30mpk)
BHV-8000 (90mpk)

BHV-8000 Shows an Increase in Grip Strength


Peak Grip (gf)
0
50
100
150
200
P<0.001
***
***
***
***
Sham
Model
BHV-8000 (10mpk)
BHV-8000 (30mpk)
BHV-8000 (90mpk)

BHV-8000 Treatment Significantly Decreased IL-6 Level in Str and SN Tissues of Mice


IL-6 Concentration (pg/mL)
0
50
100
150
***
**
***
Sham
Model
BHV-8000 (10mpk)
BHV-8000 (30mpk)

Note: IL-6 levels are elevated in PD patients

83 | June 2025 Biohaven Investor Presentation biohaven

INFLAMMATION & IMMUNOLOGY

Phase 2/3 Study in Early Parkinson's Disease Initiated


48-Week Time-to-event
56-Days
Screening
BHV-8000 20 mg PO Once Daily
BHV-8000 10 mg PO Once Daily
Placebo
48-Weeks
Extension Study

POPULATION	Male and female adults living with early untreated PD
STUDY SIZE	550 participants randomized 1:1:1 (stratified by study site). 185 study sites across 13 countries (NA/EU)
TREATMENT	BHV-8000 10 mg or 20 mg or matching PBO PO once daily
TREATMENT DURATION	48-week double-blind treatment period. Completers to rollover into a 48-week extension study
KEY ENDPOINTS	**PRIMARY**: Time to qualifying worsening event on MDS-UPDRS Part II; **SECONDARY**: Change in MDS-UPDRS Part III, CGI-S, DaT-SPECT, PARCOMS composite scale, and Safety/tolerability

MDS-UPDRS, Movement Disorder Society – Unified Parkinson's Disease Rating Scale; **CGI-S**, Clinician Global Impression of Severity scale; **PARCOMS**, Parkinson's composite scale that includes most sensitive items from MDS-UPDRS and PDQ-39.

KEY POINT

Time-to-event primary endpoint enables fast and focused trial

84 | June 2025

Biohaven Investor Presentation

biohaven

INFLAMMATION & IMMUNOLOGY

BHV-8000: ARIA—A Potential Therapeutic Target for TYK2/JAK1 Inhibition

- ARIA events typically occur early after initiation of anti-amyloid mAb therapy.[1] The occurrence of ARIA can complicate the benefit-risk assessment in certain patient groups
- Reduction or elimination of ARIA should improve the uptake of anti-amyloid mAb therapies
- **Therapeutic hypothesis:**
  - TYK2/JAK1 inhibition reverses activated glial- and T-cell mediated pathology and general inflammation
  - Corticosteroids and other immunosuppressive drugs show benefit in treatment and reduce the risk for ARIA.[1,2,3] Generally, TYK2/JAK1 inhibition has a favorable benefit-risk profile over corticosteroids and other immunosuppressive drugs

Proposed Pathogenesis of ARIA[2]


1
Formation of soluble Aβ by antibody-mediated neutralization
Extracellular Aβ plaque
Anti-Aβ antibody immunization
Neutralization
Soluble Aβ
2
Inflammation following mobilization of sAβ to vessel wall
APOE
Vessel wall
APOE transportation of sAβ to vasculature
Removal of sAβ/CAA
Inflammatory cells
T cell
Microglia, T cells, and other cells infiltrate due to antibody-sAβ complexes
Existing CAA
New Aβ following antibody-mediated neutralization of Aβ
Increase in severity of CAA

- Antibody-dependent complement-mediated vascular injury, secondary to amyloid deposition in blood vessels[4]
- Loss of vascular integrity, impaired clearance and CAAri lead to vasculitis[2]
- Leakage of proteinaceous fluid and blood, results in ARIA-E or ARIA-H, respectively[2]
- Activated glial- and T-cell infiltration[2]
- Overexpression of C3 induces signaling through the JAK/STAT3 pathway[5]

[1]Cummings et al, *J Prev Alz Dis.* 2023;3(10):362-77; [2]Hampel e al, *Brain.* 2023 146;4414-24; [3]Regenhardt et al, *JAMA Neurol.* 2020 Oct;77(10)1-10; [4]Alzforum, 2023 https://www.alzforum.org/news/conference-coverage/aria-inflammatory-reaction-vascular-amyloid; [5]Yuan et al, *J Exp Clin Cancer Res.* 2020 V39;PMC6956509

85 | June 2025 Biohaven Investor Presentation biohaven

INFLAMMATION & IMMUNOLOGY

BHV-8000: Incidence of ARIA-E With Anti-Amyloid Therapy

Anti-Amyloid mAb, (n)	Overall, % (n)	APOE4/4, % (n)	APOE4/-, % (n)	Non-carriers, % (n)
EMERGE & ENGAGE TRIALS[1]				
Aducanumab[2] (1,029)	35.2 (362)	43.0[3] (290/674)		20.3 (72/355)
Placebo (1,076)	2.7 (29)	2.2[3] (16/742)		3.9 (13/334)
CLARITY-AD[4]				
Lecanemab (898)	12.6 (113)	32.6 (46/141)	10.9 (52/479)	5.4 (15/278)
Placebo (897)	1.7 (15)	3.8 (5/133)	1.9 (9/478)	0.3 (1/286)
TRAILBLAZER-ALZ2[5]				
Donanemab (853)	24.0 (205)	40.6 (58/143)	22.8 (103/452)	15.7 (40/255)
Placebo (874)	18 (2.1)	3.4 (5/146)	1.9 (9/474)	0.8 (2/250

- APOE4 carriers at increased risk for ARIA and accelerated progression of AD[6,7]
- Risk of ARIA can complicate the benefit-risk assessment of anti-amyloid mAbs, the only approved disease-modifying treatment for AD[8]

1. Salloway S., et al., JAMA Neurol. 2022;79(1):13-21. doi:10.1001/jamaneurol.2021.4161. 2. Results represent ARIA rates with aducanumab 10 mg/kg. 3. Represents ARIA-E rates with aducanumab (10 mg/kg) in APOE4 carriers (both hetero- and homo-zygotes); 4. van Dyck CH., et al., Lecanemab in early Alzheimer's disease. N Engl J Med. 2023;388(1):9-21. doi:10.1056/NEJMoa2212948. 5. Sims JR., et al., Donanemab in early symptomatic Alzheimer disease: the TRAILBLAZER-ALZ 2 randomized clinical trial. JAMA. 2023;330(6):512-27. doi:10.1001/jama.2023.13239. 6. Doran SJ., et al., Risk factors in developing amyloid related imaging abnormalities (ARIA) and clinical implications. Front Neurosci. 2024;18:1326784. doi: 10.3389/fnins.2024.1326784. 7. Hunsberger HC., The role of APOE4 in Alzheimer's disease: strategies for future therapeutic interventions. Neuronal Signal. 2019;3(2):NS201180203. doi: 10.1042/NS20180203. 8. Doran SJ., et al., Risk factors in developing amyloid related imaging abnormalities (ARIA) and clinical implications. Front Neurosci. 2024;18:1326784. doi: 10.3389/fnins.2024.1326784.

86 | June 2025 Biohaven Investor Presentation biohaven

INFLAMMATION & IMMUNOLOGY

BHV-8000: Phase 2/3 Prevention of ARIA Study Design


Randomization (1:1:1)
1-Week Lead-in
12-Week Treatment Phase
DATA READOUT
6 Weeks
Screening
BHV-8000 (High Dose) + Anti-amyloid mAb
BHV-8000 (Low Dose) + Anti-amyloid mAb
Placebo + Anti-amyloid mAb
Open-Label Extension Phase
Anti-Amyloid mAb

DESIGN	Randomized, double-blind, placebo-controlled trial
POPULATION	Male and female adults with early Alzheimer's disease who are APOE4 gene carriers
SAMPLE SIZE	450 participants (randomized 1:1:1 across 2 active and 1 placebo arm)
TREATMENT	BHV-8000 (high/low dose) vs. Placebo + anti-amyloid mAb
TREATMENT DURATION	1-week lead-in with BHV-8000 or Placebo; 12-week treatment period with BHV-8000 + anti-amyloid mAb; OLE with anti-amyloid mAb only
ENDPOINTS	Incidence of ARIA-E at Week 13; PK/PD; change in inflammatory and AD biomarkers, including brain amyloid

KEY POINT

Positive FDA feedback on novel prevention of ARIA indication, and on study design and clinical development plan

87 | June 2025 Biohaven Investor Presentation biohaven

INFLAMMATION & IMMUNOLOGY

BHV-8000: Patient-Derived Evidence of TYK2/JAK1 Signaling in AD

Transcriptional Profiling Study of AD Patient Brains With Drug Mechanism Reveals Strongest Association For JAK Family Kinases


Drug (FDA-proposed MoA)
0.004 ruxolitinib (JAK1/2) [1]
0.005 vorinostat (HDAC1/2/3/6) [2]
0.01 regorafenib (RET, VEGFRs, a.o.) [2]
0.013 tofacitinib (JAK family) [1]
0.025 nilotinib (BCR-ABL) [2]
0.027 lapatinib (EGFR, HER2) [2]
0.029 palbociclib (CDK4/6) [2]
0.03 ruxolitinib (JAK1/2) [2]
0.04 cabozantinib (MET, VEGFRs, AXL, a.o.) [1]
0.05 baricitinib (JAK family) [2]
0.059 nintedanib (VGFR1) [2]
0.063 tofacitinib (JAK family) [2]
0.065 gefitinib (EGFR) [2]
0.086 resveratrol (PGH1) [2]
0.087 dasatinib (BCR-ABL, SRCfamily, a.o.) [2]
Approval
Toxicity
MSBB10
MSBB22
MSBB36
MSBB44
ROSMAP
HMP
Approval
Approved
Experimental
Investigational
Toxicity
Non-Toxic
Toxic

Rodriguez et al, *Nature Communications*. 2021 12:1033

TYK2 Is The Most Prominent Blood Leukocyte Gene In AD Patients


IL4R
CSF2RA
MYC
PIM1
STAT1
IL2RG
IL10RB
JAK1
IL10RA
STAT3
CREBBP
STAT4
IFNAR2
PIK3CG
STAT5A
IRF9
PTPN6
PIAS4
EP300
STAT2
CSF3R
CBL
IFNGR2
PIK3CD
CCND3
AKT1
PIAS1
PIK3R1
STAT6
STAT5B
TYK2
1 × 10⁻⁸
1 × 10⁻⁴
1 × 10⁻⁰
p-value

Nevado-Holgado et al, *Cells*. 2019 May 8;8(5):425

88 | June 2025 Biohaven Investor Presentation biohaven

INFLAMMATION & IMMUNOLOGY

BHV-8000: Phase 2/3 Disease-Modifying Therapy Study in Early AD


Randomization (1:1:1)
1-Week Lead-in
72-Week Treatment Phase
1st DATA READOUT
8 Weeks
Screening
BHV-8000 (High Dose) + Anti-amyloid mAb
BHV-8000 (Low Dose) + Anti-amyloid mAb
Placebo + Anti-amyloid mAb
Open-Label Extension Phase
BHV-8000 +/- Anti-Amyloid mAb

DESIGN	Randomized, double-blind, placebo-controlled trial
POPULATION	Male and female adults with early symptomatic Alzheimer's disease
SAMPLE SIZE	2,000 participants (randomized 1:1:1 across 2 active and 1 placebo arm)
TREATMENT	DBT Phase: BHV-8000 (high/low dose) vs. PBO + anti-amyloid mAb; OLE Phase: BHV-8000 +/- anti-amyloid mAb (IF amyloid PET "negative" can stop anti-amyloid mAb)
TREATMENT DURATION	1W lead-in with BHV-8000 or PBO; 72W DBT Phase; OLE Phase
ENDPOINTS	Primary: iADRS at W73; Secondary: CDR-SB, ADAS-Cog, MMSE, ADCS-iADL; Exploratory: Rates of ARIA, Change in inflammatory and AD biomarkers including brain amyloid / tau fix

89 | June 2025 Biohaven Investor Presentation biohaven

BHV-8000: TYK2/JAK1 Inhibition Is a Potential Treatment for Multiple Sclerosis • Genetic evidence: Recent study found a protective genetic variation in the TYK2 gene that decreased signaling capacity in response to IL-12 and IL-23, reducing the function of TYK2, resulting in reduction in risk for developing MS 1 • Nonclinical data: Suggests JAK/STAT pathway regulates differentiation and function of Th1 and Th17 cells which are essential for development of experimental autoimmune encephalomyelitis (EAE)2 • Clinical data: Supports the presence of abnormal immune activation in MS patients3 Secukinumab (IL-17A) Demonstrates an Effect in Relapsing Remitting MS3 Baricitinib (JAK1/2 Inhibitor) Reduces Pathological Tissue Injuries In EAE Mice2 Baricitinib (JAK1/2 Inhibitor) Improved Mean Clinical Scores in Mice With EAE2 Lesions regressed in MS patients 5 months of secukinumab treatment M e a n c li n ic a l s c o re 2.0 1.5 1.0 0.5 0.0 Control 3 mg/kg baricitinib 10 mg/kg baricitinib L F B D A P I M B P INFLAMMATION & IMMUNOLOGY June 2025 Biohaven Investor Presentation90

BHV-8000 (High Dose) BHV-8000 (Low Dose) Placebo Screening BHV-8000: Phase 2 Imaging POC Study in Relapsing Multiple Sclerosis Preliminary clinical trial design DESIGN Randomized, double-blind, placebo-controlled Phase 2 imaging proof-of-concept study POPULATION Adults with relapsing multiple sclerosis (RMS) SAMPLE SIZE 140 participants (randomized 2:2:1) TREATMENT BHV-8000 low dose or high dose versus placebo TREATMENT DURATION 12-week double-blind phase followed by open label study ENDPOINTS Cumulative number of new gadolinium (Gd)-enhancing T1 lesions, total number of Gd-enhancing T1 lesions, number of new or enlarging T2 lesions, change in phase rim lesions, PK/PD 8 Weeks 12-Week Treatment Phase DATA READOUT OLE INFLAMMATION & IMMUNOLOGY June 2025 Biohaven Investor Presentation91

TALDEFGROBEP / MYOSTATIN COMPLEX ACTIVIN TYPE II RECEPTOR ACTIVIN TYPE I RECEPTOR SKELETAL MUSCLE CELL SURFACE Myostatin Platform

Taldefgrobep Alfa for Obesity

TALDEFGROBEP ALFA
(ANTI-MYOSTATIN)

Differentiated Pharmacology Key to Optimizing Benefit in Overweight and Obesity

- Taldefgrobep-myostatin complex competitively inhibits multiple key ligands from signaling through Activin II receptors (ActRII)
- Unique MOA leads to direct beneficial effects on both muscle and adipose tissues
- Safety profile established in diverse clinical populations (N >700) well-suited to overweight and obesity indication

Paradigm Shift to Improving Quality of Weight Loss

- Ability to lower total body weight by reducing fat mass while preserving lean muscle mass
- Use as monotherapy or in combination with Nutrient-Stimulated Hormone (NuSH)-based therapies, i.e., GLP-1 receptor agonists
- Weekly SC administration via off-the-shelf autoinjector, with potential for extended dosing intervals

KEY UPDATE Phase 2 study in obesity planned for 2H 2025

94 | June 2025 Biohaven Investor Presentation biohaven

Optimal Management of Obesity Remains a Critical Unmet Medical Need • By 2030, 1 billion people worldwide will be living with obesity, including 50% of American adults1 • Obesity is a disease of excess and/or abnormal adipose tissue, not excess mass • Incretin mimetics have revolutionized management of obesity, but present liabilities • Up to 40% of total body weight loss is lean mass2 • Gastrointestinal side effects3 • Reduced bone mass4 • Two-thirds stop GLP-1 therapy within 1 year5 • Two-thirds of lost body weight returns within 1 year of stopping GLP-1 therapy5,6 Endocrine • Diabetes mellitus • Hypothyroidism • Subfertility GI • Hiatus hernia • Gallbladder disease • Inguinal hernia Carcinoma • Breast • Colorectal • Endometrial Musculoskeletal • Osteoarthritis • Back pain Cardiovascular • Sudden death • Cardiomyopathy • Hypertension • Ischemic heart disease • Peripheral vascular disease • Deep vein thrombosis • Pulmonary embolism Respiratory • Restrictive lung disease • Obstructive sleep apnea • Obesity hypoventilation syndrome • Difficult intubation Genitourinary • Menstrual problems • Female incontinence • Renal calculi Complications of Obesity7 1 https://www.worldobesity.org/resources/resource-library/world-obesity-atlas-2022; Accessed 9-JAN-2025. 2. Wilding JPH et al, N Engl J Med. 2021;384(11):989-1002. 3. Wilding, et. al., Diabetes Obes Metab. 2022; 24(8):1553-64. doi: 10.1111/dom.14725 4. Hansen MS, et al., eClinicalMedicine. 2024;72:102624 5. Scientific American. What happens when you quit Ozempic or Wegovy? APR 2024. https://www.scientificamerican.com/article/you-quit-ozempic-or-wegovy-what-happens-next/ Accessed 9-JAN-2025. 6. Sikirica MV. Et al., Diabetes Metab Syndr Obes. 2017;10:403-12. 7. UpToDate. Overweight and obesity in adults: health consequences. https://www.uptodate.com/contents/overweight-and-obesity-in-adults-health-consequences. Accessed 9-JAN-2025. T-ALFA June 2025 Biohaven Investor Presentation95

T-ALFA

Taldefgrobep Alfa: Novel MOA Optimizes Metabolic and Body Composition Change Important to those with Obesity

LOW MUSCLE MASS is associated with age-related cognitive decline[2] and increase in all-cause mortality[3]

HIGH MUSCLE MASS is associated with improvements in overall health and wellness

MYOKINES are important in the regulation of fat metabolism, inflammation, appetite, glucose control, bone density, and basal metabolic rate[1]



Liver
+ Follistatin
+ Follistatin
Adipose tissue
x Activin A
x Myostatin
x GDF11
Fatty acid uptake
Lipid metabolism
Glycogenesis
Lipolysis,
Thermogenesis
Browning of WAT
+ Irisin
Glucose uptake
Fat oxidation
+ Irisin
+ Irisin
Myokines
Pancreas
Insulin
BDNF
Brain
Hippocampal neurogenesis
GLP-1
GI tract
Appetite

HIGH ADIPOSE MASS increases TGF-β ligands, leads to insulin resistance, and is a multifactorial driver of the morbidity of obesity

TALDEFGROBEP ALFA targets TGF-β ligands that signal through Activin II receptors including myostatin, GDF-11, and Activin A.[3-4] Inhibition of 3 ligands and ActRIIB optimizes muscle growth.[5]

1. Illustration adapted from Severinsen et al. Endocr Rev. 2020 Aug 1;41(4):594–609. 2. Daghlas et al. BMJ Med. 2023;2(1):e000354. 3 Lee et al. Exp Biol Med. 2018;243:1275-85. 4. Chen et al. Life Metabolism, 2024. 5. Latres, E., Mastaitis, J., Fury, W. *et al. Nat Comm* 8, 15153 (2017). **MSTN,** myostatin; **GDF11,** growth differentiation factor 11; **BDNF,** brain-derived neurotrophic factor.

KEY POINT

Taldefgrobep alfa inhibits negative regulators of skeletal muscle and adipose tissue improving body composition and resulting in metabolic changes important to overall health and wellness

96 | June 2025 Biohaven Investor Presentation biohaven

T-ALFA

Taldefgrobep Has Direct Effects on Muscle and Fat — Optimizing Quality of Weight Loss

Taldefgrobep alfa
Biohaven

BINDS
active myostatin (GDF-8), GDF-11

FORMS COMPLEX
that attaches to ActRIIA/B prevents ActRII binding (ALK4,5,7)

INHIBITS
ActRIIA/B signaling by key ligands including Activin A


CYTOKINE INHIBITORS OF MUSCLE GROWTH THROUGH ActRIIB
A
Activin
M
M
Myostatin (GDF-8)
G
Growth Differentiation Factor 11 (GDF-11)
ALK5
ALK7
ActRIIA/B
ALK4
SMAD2/3/4 SIGNALING

Inhibition in adipocytes leads to **lipolysis**

Increased brown fat enhanced mitochondrial activity and increased thermogenesis



Inhibiting signal transduction in skeletal muscle leads to **hypertrophy**



97 | June 2025
Biohaven Investor Presentation
biohaven

T-ALFA

Taldefgrobep's Differentiated Approach Balances Efficacy and Safety

Apitegromab (SRK439)/GYM329
Scholar Rock/Roche

TARGETS pro- and latent myostatin


M
Myostatin (GDF-8)
ActRIIA/B
SKELETAL MYOCYTE
ALK4
ALK5

Targeting myostatin alone results in sub-optimal improvements in body composition and total body weight[1]

Taldefgrobep Alfa
Biohaven

BINDS active myostatin (GDF-8), GDF-11
COMPLEX attaches to ActRII
INHIBITS ActRIIA/B signaling


G
Growth Differentiation Factor 11 (GDF-11)
M
M
A
Activin
ActRIIA/B
ALK4
ALK5
ALK7
SMAD2/3/4 SIGNALING

ActRII signaling inhibits muscle growth and suppresses lipolysis

Bimagrumab
Versanis-Lilly

BLOCKS only ActRIIB signaling (all ligands) with very high affinity


M
G
A
ActRIIA/B
ALK4
ALK5

Very tight and extended ActRII binding is associated with poor tolerability (high rates of muscle complaints and diarrhea)[2,3]

1. Fulham M, et al. ObesityWeek 2024. Poster 524.
2. Garito, *Diabetes Obes Metab.* 2018; 3. Heymsfield, JAMA Network Open. 2021.

98 | June 2025
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T-ALFA

Taldefgrobep: Highly Favorable and Differentiated Profile Within the "Myostatin Pharmacologic Class"

Apitegromab/GYM329
Scholar Rock/Roche

Pure Myostatin Agent
- Inhibits latent myostatin
- No direct ActRIIB receptor effects, so activity limited to PK of drug (limited PK/PD)
- Claims better safety due to selectivity
- Likely associated with decreased efficacy in muscle and adipose
- Requires IV infusion

Taldefgrobep alfa
Biohaven

Dual Myostatin Clearance and Activin Receptor Inhibition
- Binds active myostatin (pM), GDF-11 (pM) and Activin A (nM)
- Superior muscle growth to myostatin inhibition alone
- Accesses Activin A pharmacology
- Long lived T-alfa/myostatin complex reversibly binds ActRIIA/B inhibiting receptor signal transduction
- Low rates of AEs
- Favorable SC dosing

Bimagrumab
Versanis-Lilly

Activin Receptor Inhibitor
- Tight binding to and inhibition of ActRIIB receptors
- Superior muscle growth to myostatin inhibition alone
- Accesses Activin A pharmacology
- Long off-rate and tight binding results in **muscle spasms, fatigue, and diarrhea**
- Potent receptor inhibition results in lower FSH
- Requires IV infusion

AE, adverse event; **FSH**, follicle stimulating hormone; **SC**, subcutaneous; **IV**, intravenous; **PK**, pharmacokinetics; **PD**, pharmacodynamics.

KEY POINT Taldefgrobep alfa potentially offers optimized efficacy, safety, and ease of use

99 | June 2025 Biohaven Investor Presentation biohaven

Taldefgrobep Improves Body Composition in Non-Obese Adults with Potential for Monthly Dosing in Obesity June 2025 Biohaven Investor Presentation100 Muntoni F. et al, Neurol Ther. 2024 Feb;13(1):183-219. Taldefgrobep Continued to Decrease Total Fat Mass Beyond the Dosing Period Placebo 45 mg Q1W Last dose -10 -8 -6 -4 -2 0 2 4 6 8 Day 29 Day 57 F a t B o d y M a s s ( % c h a n g e ) Peak Plasma Concentrations of Taldefgrobep-Myostatin Complex Occurs 20-30 Days Post Dose Taldefgrobep Demonstrates Continued Improvement in Lean Mass in Healthy Adults at 30 Days Post Dosing 45 Q1W 5 4 3 2 1 0 -1 -2 0 15 29 57 M e a n % C h a n g e f ro m B a s e lin e L e a n B o d y M a s s Study Day Continued improvement in lean mass PBO Placebo 45 Q1W 0.1 1 10 100 1000 0 12 24 36 48 60 72 84 96 M e a n ( S D ) C o n c e n tr a ti o n ( n g /m L ) Time (day) Bound Myostatin Free Myostatin T-ALFA

ALK7 Inhibition Can Meaningfully Reduce Fat Mass in a DIO Mouse Model1 Taldefgrobep Stimulates Lipolysis and Decreases Fat Mass June 2025 Biohaven Investor Presentation101 • ALK7 activation blunts β-adrenoreceptor-mediated lipolysis and lipid oxidation in people with obesity1 • Reduction in ALK7 signaling can reduce fat mass in preclinical models2 • Taldefgrobep complex blocks ALK7-mediated SMAD2/3 signaling in adipocytes leading to increased lipolysis and a reduction in fat mass ALK7 Inhibitor CNTL 1. Guo. Elife 2014. 2. Ngai. Keystone Symposia on Obesity and Adipose Tissue, Poster. 2025 Taldefgrobep Blocks TGFβ-induced Signaling Through ALK7 0 0.1 0.2 0.3 0.4 0.5 1 2 3 4 p S M A D 2 -3 /S M A D 2 -3 Ctrl T-alfa TGFβ Ligands TGFβ Ligands + T-alfa T-ALFA

Taldefgrobep: Shows Greater Effect in Combination With Semaglutide than Semaglutide Alone in DIO Mice T-alfa Shows Weight Loss, and Combination with Semaglutide Shows Higher Reduction in Body Weight Than Semaglutide Alone Weeks T-alfa and Combination Show Greater Reduction in Fat Mass Than Semaglutide Alone T-alfa and Combination Show Greater Increases in Lean Mass Than Semaglutide Alone Tα, taldefgrobep alfa; DIO, diet induced obesity. * <= 0.05, ** <= 0.01, *** < 0.001 and **** <0.0001. T-ALFA June 2025 Biohaven Investor Presentation102

Taldefgrobep Monotherapy Offers Attractive Differentiation; but Also Potential for Combination With NuSH Therapies to Improve Quality of Weight Loss June 2025 Biohaven Investor Presentation103 MITIGATE AGAINST ✓ Excess loss of lean mass ✓ Excess loss of bone mass ✓ Rapid weight rebound following interruption of dosing with NuSH therapies ✓ Hepatic fat ✓ Intramuscular fat ✓ HbA1c ✓ BP Augment beneficial effects of NuSH therapies Address limitations of NuSH therapies FURTHER REDUCE ✓ Total body weight ✓ Total body fat ✓ Visceral adipose tissue ✓ Subcutaneous adipose tissue NuSH Therapies, Nutrient-stimulating hormone therapies. T-ALFA

Populations That Can Benefit From Taldefgrobep + NuSH Combination June 2025 Biohaven Investor Presentation104 People living with overweight and obesity + comorbid T2DM Males living with overweight and obesity +/- T2DM Older individualsPeople living with extreme obesity — BMI ≥40 T-ALFA

Taldefgrobep Phase 2 Combination Therapy Study in Overweight and Obesity



Randomization (1:1)
1° ENDPOINT
24-Week Treatment Period
4-Weeks
Screening
Taldefgrobep Q1W
Taldefgrobep QM
Taldefgrobep + NuSH Q1W
Taldefgrobep + NuSH QM
NuSH Q1W
PBO Q1W
12-Weeks
Post Dose Follow-up

DESIGN	Randomized, double-blind, placebo-controlled dose-ranging trial
POPULATION	Male and female adults (18 – 75yo) living with overweight and obesity (BMI ≥27)
SAMPLE SIZE	Eligible participants randomized 1:1 (Sex [M/F] and BMI [<36, ≥36])
TREATMENT	Taldefgrobep SC once-weekly or once-monthly +/- NuSH-based therapeutic vs PBO
TREATMENT DURATION	24-week double-blind treatment period followed by 12-week post dose follow-up
ENDPOINTS	**Primary Endpoint**: Change in Total Body Weight (TBW) **Secondary Endpoints**: Lean Mass, Fat Mass, anthropometric measures, bone density, lipids, glycemic control, BP, PROs; PK/PD; safety/tolerability

Preliminary design

Design provides insight into key questions

- Impact of taldefgrobep monotherapy on body composition, TBW, metabolic endpoints in representative population
- Ability of taldefgrobep to provide additional benefits on top of NuSH therapies alone
- Ability of taldefgrobep to mitigate against reductions in lean mass associated with NuSH therapies

105 | June 2025 Biohaven Investor Presentation biohaven

Taldefgrobep Alfa for Spinal Muscular Atrophy (SMA)

Differentiated Pharmacology Balancing Efficacy and Safety in SMA

- Taldefgrobep-myostatin complex competitively inhibits multiple key ligands from signaling through Activin II receptors (ActRII)
- Unique MOA leads to direct beneficial effects on both muscle and adipose tissues
- Safety profile established in diverse clinical populations (n >700)

Phase 3 Data in Spinal Muscular Atrophy

- Clinically meaningful improvements in motor function at all timepoints
- Robust target engagement (myostatin reduction)
- Beneficial impacts on body composition parameters (fat mass, lean muscle mass and bone density)
- Well-tolerated with 97% of participants continuing into optional OLE


TALDEFGROBEP
ALFA
(ANTI-MYOSTATIN)

KEY UPDATE

FDA interaction planned to discuss SMA registrational path in 1H 2025

107 | June 2025
Biohaven Investor Presentation
biohaven

High Unmet Need Still Remains For SMA

SOC treatments **target motor neurons** not muscle



Patients on SOC treatment continue to experience **significant muscle weakness, reduced functioning and decreased quality of life**[1–7]


CALEB
Living with SMA
Clinical trial participant on open label treatment

1. Mercuri E, et al. *Nat Rev Dis Primers*. 2022 Aug 4;8(1):52 . 2. Day JW, et al. *BMC Pediatr*. 2022;22(1):632. 3. Darras BT, et al. *N Engl J Med*. 2021;385(5):427-435. 4. Finkel RS, et al. *N Engl J Med*. 2017;377(18):1723-1732 5. Cure SMA. Accessed November 2024. https://www.curesma.org/wp-content/uploads/2018/01/SMA-VoP-for-publication-1-22-2018.pdf. 6. Darras BT, et al. *N Engl J Med*. 2021;385(5):427-435. 7. Finkel RS, et al. *N Engl J Med*. 2017;377(18):1723-1732.

108 | June 2025 Biohaven Investor Presentation biohaven

“What are your most significant current unmet needs that you hope new therapies would address?”1 97% of Adults With SMA Hope New Therapies Will Help Them Gain Muscle Strength 1. Cure SMA. Accessed November 2024. https://www.curesma.org/wp-content/uploads/2024/06/9042024_State-of-SMA_vWeb.pdf. 97% 90% 88% 0% 20% 40% 60% 80% 100% (n=230) (n=229) (n=229) GAINING MUSCLE STRENGTH ACHIEVING NEW MOTOR FUNCTION STABILIZING MOTOR FUNCTION Muscle-targeting therapy is needed on top of SOC treatment (SMN upregulation)KEY POINT June 2025 Biohaven Investor Presentation109 T-ALFA

Taldefgrobep Alfa: Well-Characterized Clinical Profile CLINICAL DEVELOPMENT >700 trial participants treated (adults and children) across 6 studies • Completed: 3 Phase 1 trials (SAD/MAD, SC BA, autoinjector BE); 1 Phase 1b/2 trial in DMD and 1 Phase 2/3 trial in DMD • Ongoing: Phase 3 trial in SMA PHARMACOLOGY Demonstrated target engagement and increased muscle mass • Explored broad range of doses (4 mg to 180 mg SC QW) for up to 120 weeks of repeat dosing • Demonstrated target engagement with dose-related free myostatin suppression • Noted accumulation of drug-myostatin complex with sustained pharmacological activity beyond dosing period in healthy adults • Demonstrated increased muscle in healthy adults, DMD and SMA SAFETY Safe and well-tolerated to date with differentiated profile • Low rates of SAEs, and few AEs leading to discontinuation • Does not have AEs commonly reported in other drugs in the class (e.g., GI-related and muscle-related side effects) June 2025 Biohaven Investor Presentation110 T-ALFA

Taldefgrobep Alfa Achieved Robust Target Engagement One third of taldefgrobep alfa participants had undetectable myostatin at baseline (pre-treatment) Free Myostatin Mean ng/mL, (SD) Baseline Week 12 Week 48 Taldefgrobep alfa 0.233 (0.118) undetectable undetectable Placebo 0.259 (0.147) 0.267 (0.133) 0.255 (0.112) Myostatin measured by commercial ELISA kit with BLQ < 0.125 ng/mL Taldefgrobep alfa reduced free myostatin levels below detection in myostatin-positive participants KEY POINT June 2025 Biohaven Investor Presentation111 T-ALFA

Taldefgrobep Alfa Treatment Effect on MFM-32 Is Additive to SOC MFM-32 TALDEFGROBEP ALFA + SOC Caucasian population with quantifiable myostatin 1.361 2.4 RISDIPLAM L e a s t s q u a re s m e a n c h a n g e ( 9 5 % C I) fr o m b a s e li n e i n M F M 3 2 t o ta l s c o re Risdiplam group Placebo group Change From Baseline on MFM-32 Risdiplam1Taldefgrobep Alfa 1.36 Visit (Weeks) LS, least squares; MFM-32, 32-Item Motor Function Measure; SE, standard error; SOC, standard of care. 1. Mercuri E, et al. Lancet Neurol. 2022 Jan 21(1) 42-52 2 0 12 24 36 48 0 1 2 3 L S M e a n C h a n g e ( + /- S E ) Weeks Taldefgrobep Alfa + SOC Placebo + SOC 2.4 June 2025 Biohaven Investor Presentation112 T-ALFA

Treatment Difference Favors Taldefgrobep Alfa in Caucasian Population: MFM-32 Subgroups and RULM at Week 48 Caucasian 2 3 4 Risdiplam Nusinersen Onasemnogene or Combination Prior Onasemnogene No Prior Onasemnogene Younger Older Ambulatory Non-ambulatory SOC Initiation <6yo SOC Initiation ≥6yo F A V O R S T A L D E F G R O B E PF A V O R S P L A C E B O Results favored taldefgrobep alfa on the primary outcome in participant groups not enrolled in other studies KEY POINT PRESPECIFIED POPULATION SMN2 COPY NUMBER BACKGROUND THERAPY AGE AMBULATORY STATUS AGE TREATMENT INITIATION RULM Caucasian -5 -4 -3 -2 -1 0 1 2 3 4 5 6 MFM-32 Subgroups RULM MFM-32 maximum attainable score: 100; RULM maximum attainable score: 37; All subgroups were prespecified in the overall population; MFM-32, 32-Item Motor Function Measure; RULM, revised upper limb module; SMN, surviva l motor neuron; SOC, standard of care. June 2025 Biohaven Investor Presentation113 T-ALFA

Taldefgrobep Alfa Clinically Meaningful Treatment Effect Continues to Increase After 1 Year of Treatment in Overall Population MFM-32 Total Score Change from Baseline 48-Week Double-Blind Phase and Open-Label Extension 0 2 4 6 0 12 24 36 48 60 72 84 96 M F M -3 2 M e a n C h a n g e Weeks Taldefgropeb 142 137 4135 136 137 38 Supports treatment benefit in taldefgrobep alfa-treated participants vs expected MFM-32 trajectoryKEY POINT June 2025 Biohaven Investor Presentation114 Ongoing Open-Label Extension 97% of Participants Rolled Over TALDEFGROBEP T-ALFA

T-ALFA

MFM-32 Trajectory Expected to Decline on Stable SOC Treatment

MFM-32 Total Score Change from Baseline
Risdiplam SUNFISH Registrational Trial with OLE[1]



3
2
1
0
-1
-2
-3
Mean change from baseline in MFM-32 total score (95% CI)
0
6
12
18
24
30
36
42
48
Visit (months)
Risdiplam (Months 0–48)
Placebo (Months 0–12)

MFM-32 change at end of double-blind phase

MFM-32, 32-Item Motor Function Measure; **CI**, confidence interval; **SOC**, standard of care; **OLE**, open-label extension.
1. L Servais, et al. Presented at: AAN; April 22-27, 2023; Boston, MA.

115 | June 2025 Biohaven Investor Presentation biohaven

Taldefgrobep Alfa Safe and Well-Tolerated in Phase 3 SMA Study: TEAEs Reported in ≥ 10% of Participants Overall During DB Phase • All SAEs judged not related to study drug • Low rate of TEAEs leading to discontinuation: 4 participants on taldefgrobep (2.8%); 1 on placebo (1.4%) KEY POINTS Placebo (n=73) Taldefgrobep Alfa (n=143) Overall (n=216) Participants with Event: n (%) Participants with Event: n (%) Participants with Event: n (%) Upper respiratory tract infection 21 (28.8) 37 (25.9) 58 (26.9) Pyrexia 21 (28.8) 27 (18.9) 48 (22.2) Nasopharyngitis 19 (26.0) 23 (16.1) 42 (19.4) Cough 9 (12.3) 23 (16.1) 32 (14.8) Vomiting 9 (12.3) 22 (15.4) 31 (14.4) Injection site erythema 4 (5.5) 26 (18.2) 30 (13.9) Headache 9 (12.3) 20 (14.0) 29 (13.4) DB, double-blind; SAE, serious adverse event; TEAE, treatment emergent adverse event. June 2025 Biohaven Investor Presentation116 T-ALFA

PRESYNAPTIC NEURON POSTSYNAPTIC NEURON AMPA NMDA GLUTAMATE Glutamate

Significant Unmet Need in SCA With No Available Treatment

- Rare, relentlessly progressive, inherited neurodegenerative disease
- ~15,000 patients in US

US Priority Review of NDA With FDA Is Underway

- Completed mid-cycle review and inspections of HQ and clinical trial sites
- Preparing for Advisory Committee and late-cycle meetings
- PDUFA date 2H 2025

Efficacy and Safety Demonstrated Over 8 Years

- Study 206-RWE met prespecified primary endpoint (f-SARA at Year 3) in all SCA genotypes
- Additional confirmatory evidence from Study 206-RWE, Study 206 and Study 201

Biohaven Will Be Ready to Serve Patients Upon Anticipated Approval

- EAP currently expanding across multiple sites in the US due to patient demand
- Preparing for US commercial launch in 2H 2025 in event of approval



TRORILUZOLE

GLUTAMATE MODULATOR

BREAKING NEWS

Troriluzole US NDA currently under priority review for SCA — 2H 2025

118 | June 2025 Biohaven Investor Presentation biohaven

Troriluzole Was Rationally Designed to Optimize Therapy ✓ Improved absorption ✓ Enhanced bioavailability ✓ Reduced drug burden ✓ Reduced first pass metabolism ✓ Favorable safety profile ✓ Once-daily dosing Stable in saliva, intestinal fluids and liver microsomes No negative food effect Actively absorbed by PepT1 Lower drug burden PepT1, peptide ttransporter 1. TRORILUZOLE 119 June 2025 Biohaven Investor Presentation TRORILUZOLE

• Autosomal dominant, progressive, neurodegenerative disease with multiple genotypes1–3 • Onset in early adulthood with symptoms leading to severe disability and premature death3 • High unmet need and no approved therapies1,2 SCA: Rare Progressively Debilitating and Fatal Neurodegenerative Disorder with No Approved Treatment SCA Prevalence4 24,000 IN EUROPE + UK15,000 IN US TRORILUZOLE June 2025 Biohaven Investor Presentation120

f-SARA: Neurologist-Assessed Scale that Tracks SCA Disease Progression • Measures 4 core functional items that are clinically meaningful and reflect hallmark symptoms of SCA5 • Individual items rated 0–4 with total score range 0–16 • Generally increases (worsens) 0.5 points annually • Developed with FDA input • Psychometric and qualitative validation performed according to FDA guidance5,6 f-SARA ITEMS GAIT (0-4) SITTING (0-4) SPEECH (0-4) STANCE (0-4) f-SARA is an approvable endpoint in SCAKEY POINT TRORILUZOLE June 2025 Biohaven Investor Presentation121

Troriluzole Restores Glutamate Homeostasis and Delays Disease Progression Across SCA Genotypes Clinically Meaningful Effect on f-SARA Strong Mechanistic Rationale Preclinical and clinical evidence for role of glutamate in SCA Reduction in Falls Falling is cardinal feature of SCAs leading to injury and reduced QoL Impact on Disease Progression Observed across the 8- year SCA development program Clear evidence for troriluzole benefit in SCA 122 June 2025 Biohaven Investor Presentation TRORILUZOLE

‘201 data leads to new validated f-SARA scale to focus on functional changes over time; also provides long-term OLE and challenge/dechallenge data 1-year RCT insufficient duration to show efficacy in all genotypes Longer, multi-year RWE study is necessary to assess treatment effect in all genotypes Regulatory precedent exists for the use of RWE in rare disease STUDY 201 Phase 2b/3 8 Wk Primary Endpoint (2016) + OLE STUDY 206 Phase 3 1 Yr Primary Endpoint (2019) + OLE STUDY 206-RWE 3 Yr Primary Endpoint (2024) High variability in appendicular items of SARA and 8-week duration too short to demonstrate efficacy SCA3 is sentinel genotype that shows efficacy on f-SARA, CGI and reduction in falls 50–70% delay in disease progression out to year 3 across all genotypes SCA is Slowly Progressive Disease with Multiple Genotypes: Requires Multi-Year Follow-up to Assess Efficacy Across Genotypes 123 June 2025 Biohaven Investor Presentation TRORILUZOLE

TRORILUZOLE

RWE Study Was Designed With FDA Input & Following RWE Guidance

3-year real-world evidence protocol with external control using propensity score matching

	YEAR 1	YEAR 2	YEAR 3
Study 206	Troriluzole (n=101)		
Three Separate Natural History Cohorts Matched for Baseline Characteristics	EXTERNAL CONTROL ARM - US US CRC-SCA (n=202)		
	EXTERNAL CONTROL ARM - Europe EUROSCA (n=170)		
	INDEPENDENTLY MATCHED EXTERNAL CONTROL ARM – US/EU GLOBAL (n=303)		

Primary Endpoint

PRIMARY ENDPOINT

f-SARA Change from baseline at 3 years in troriluzole-treated subjects vs untreated subjects from US Natural History control (CRC-SCA)

SECONDARY ENDPOINTS

f-SARA Change from Baseline:

- at 2-and 1-years vs US Natural History external control (CRC-SCA)
- at 3-, 2-, and 1-years vs EU Natural History external control (EUROSCA)
- at 3-, 2-, and 1-years vs Global, US and EU Natural History external control (CRC-SCA and EUROSCA)

124 | June 2025

Biohaven Investor Presentation

biohaven

TRORILUZOLE

RWE Study Designed With FDA Feedback to Reduce Bias

Biohaven Proposal	FDA Feedback	BHV4157-206-RWE Protocol
Analyze new data from subjects completing 3-years of treatment	**Follow Industry Guidance for RWE*** ▶	✓ Regulatory precedent for NDA approval based on RWE and external control for analysis of 3-year endpoint. Inclusion of new 3-year completers nearly doubles the sample size and thus increases power and precision as these data were not previously available
Submit SAP for FDA review	**Submit both Protocol and SAP for FDA review prior to database lock** ▶	✓ Submitted Protocol and SAP to FDA with prespecified endpoints and analysis plan based on FDA input ahead of database lock; **Biohaven adopted all feedback proposed by the FDA**
Use composite scale as primary outcome measure	**Use f-SARA as primary outcome measure** ▶	✓ f-SARA used as primary outcome measure; a reliable and validated scale to measure clinically meaningful change in function in SCA; designed with FDA input that is objective and minimizes effort dependence
Use global SCA Natural History cohorts as external control	**Use US SCA Natural History cohort as external control for primary analysis** ▶	✓ Minimizes potential for bias by ensuring the Biohaven trial & US SCA Natural History study conducted by same sites/investigators, evaluating similar scales, over similar time period, with same population, on same standard of care treatment
Use MAIC analysis as primary	**Use Propensity Score Matching (PSM) for primary analysis** ▶	✓ Minimizes potential for confounding bias by balancing baseline characteristics between treatment group and external control; Used in other NDAs leveraging RWE**
Genetic risk factors not included in matching	**Match populations based on trinucleotide repeat length for primary analysis** ▶	✓ Minimizes potential for bias by further matching treatment group and external control based on additional genetic factors associated with disease burden

*Guidance for Industry Considerations for the Use of Real-World Data and Real-World Evidence to Support Regulatory Decision Making for Drug and Biological Products https://www.fda.gov/media/171667/download
**Lynch DR, et. al. Propensity matched comparison of omaveloxolone treatment to Friedreich ataxia natural history data. Ann Clin Transl Neurol. 2024 Jan;11(1):4-16

125 | June 2025 Biohaven Investor Presentation biohaven

Demographic and Baseline Characteristics BHV4157-206 CRC-SCA EUROSCA n 105 446 358 Age (years), n 105 434 358 mean (SD) 47.6 (13.1) 51.6 (13.8) 47.3 (12.7) median (range) 49.0 (18, 73) 52.0 (0, 89) 47 (18, 84) Sex, n 105 446 358 Male (%) 47 (45) 200 (45) 171 (48) Female (%) 58 (55) 246 (55) 187 (52) Age at symptom onset (years) mean (SD) 37.7 (12.4) 41.2 (13.9) 36.7 (11.8) median (range) 38 (10, 71) 41 (0, 76) 37 (7, 76) Genotype (%) SCA1 15 (14) 66 (15) 102 (29) SCA2 31 (30) 94 (21) 141 (39) SCA3 41 (39) 153 (34) 115 (32) SCA6 6 (6) 95 (21) 0 SCA7 5 (5) 5 (1) 0 SCA8 3 (3) 19 (4) 0 SCA10 3 (3) 6 (1) 0 Multiple 1 (1) 3 (1) 0 f-SARA mean (SD) 4.95 (1.6) 3.97 (3.5) 5.03 (4.1) median (range) 4.00 (2,10) 3.00 (0,16) 4.00 (0,16) Full Analysis Set TRORILUZOLE June 2025 Biohaven Investor Presentation126

Troriluzole vs Matched US Natural History External Control Shows Slowing of Disease Progression out to Year 3 CRC-SCA, Clinical Research Consortium for SCA; EUROSCA, European registry of SCA; f-SARA, Functional Scale for the Assessment and Rating of Ataxia; LSM, least squares mean; PSM, Propensity Score Matching 0.0 0.5 1.0 1.5 2.0 2.5 0 1 2 3 f- S A R A ( ± S E ) Years * **p-values < .05 Troriluzole CRC-SCA TRO US 101 202 90 177 75 65 61 43 * 1.5 year delay in progression Troriluzole reduced SCA disease progression by 50%KEY POINT TRORILUZOLE June 2025 Biohaven Investor Presentation127

Troriluzole vs Independent Matched EU Natural History External Control Shows Slowing of Disease Progression out to Year 3 0.0 0.5 1.0 1.5 2.0 2.5 0 1 2 3 f- S A R A ( ± S E ) Years * * * TRO EU 85 170 78 157 65 146 54 112 *p-values < .0001 Troriluzole EUROSCA 2.2 year delay in progression Troriluzole reduced SCA disease progression by 70%KEY POINT TRORILUZOLE June 2025 Biohaven Investor Presentation128 CRC-SCA, Clinical Research Consortium for SCA; EUROSCA, European registry of SCA; f-SARA, Functional Scale for the Assessment and Rating of Ataxia; LSM, least squares mean; PSM, Propensity Score Matching

0.0 0.5 1.0 1.5 2.0 2.5 0 1 2 3 f- S A R A ( ± S E ) Years * * * TRO Global 101 303 90 272 75 172 61 129 *p-values < .01 Troriluzole Global (CRC-SCA & EUROSCA) 1.9 year delay in progression Troriluzole reduced SCA disease progression by 60%KEY POINT TRORILUZOLE June 2025 Biohaven Investor Presentation129 Troriluzole vs Matched Global Natural History External Control Shows Slowing of Disease Progression out to Year 3 CRC-SCA, Clinical Research Consortium for SCA; EUROSCA, European registry of SCA; f-SARA, Functional Scale for the Assessment and Rating of Ataxia; LSM, least squares mean; PSM, Propensity Score Matching

Troriluzole Met 9 Prespecified Consecutive Hierarchical Endpoints Demonstrating Robust and Durable Treatment Benefit Over 3 Years f-SARA at Year p-value US External Control (CRC-SCA) 3 <0.05 2 <0.05 1 <0.05 Europe External Control (EUROSCA) 3 <0.0001 2 <0.0001 1 <0.0001 Global External Control (CRC+EURO) 3 <0.0001 2 <0.0001 1 <0.003 CRC-SCA, Clinical Research Consortium for SCA; EUROSCA, European registry of SCA; f-SARA, Functional Scale for the Assessment and Rating of Ataxia; Global, CRC-SCA & EUROSCA. 130 June 2025 Biohaven Investor Presentation TRORILUZOLE

Untreated SCA Patients Have Higher Likelihood of Significant Worsening *Prespecified Odds Ratio of f-SARA ≥2-Point Worsening in Untreated p-value US External Control vs Troriluzole* 2.4 0.0359 EU External Control vs Troriluzole 6.1 <0.0001 Global External Control vs Troriluzole 4.1 <0.0001 f-SARA ≥2-point change at 3 years represents a clearly defined worsening of SCA diseaseKEY POINT 131 June 2025 Biohaven Investor Presentation TRORILUZOLE

Anchoring Analysis Confirms Need for 3 Year Study to Overcome Heterogeneity in SCA Progression Patterns • External control was anchored to Study 206 placebo progression rate over 1-year using PSM • Anchored analysis shows efficacy at Years 2 and 3 consistent with primary results from Study 206-RWE • Addresses any potential bias introduced by differences in progression rates between RWE and Study 206 patients • Supports reliability and interpretability of using external control arm in assessing troriluzole 0.0 0.5 1.0 1.5 2.0 2.5 0 1 2 3 f- S A R A ( ± S E ) Years ** * Troriluzole (n) 101 90 75 61 Global (n) 273 273 162 129 * p=0.0019 ** p=0.0014 Global (CRC-SCA & EUROSCA) Troriluzole CRC-SCA, Clinical Research Consortium for SCA; EUROSCA, European registry of SCA; f-SARA, Functional Scale for the Assessment and Rating of Ataxia; PSM, Propensity Score Matching. Anchoring analysis shows RWE findings are independent and highly consistent with 1-year RCT (Study 206) and closely reflects potential results of a 3 Year RCT study KEY POINT 132 June 2025 Biohaven Investor Presentation TRORILUZOLE

New Data From Subjects Completing 3 Years of Treatment Was Consistent With Primary Results in Each External Control Arm 0.0 0.5 1.0 1.5 2.0 2.5 0 1 2 3 f- S A R A ( ± S E ) Years Troriluzole CRC-SCA 0.0 0.5 1.0 1.5 2.0 2.5 0 1 2 3 f- S A R A ( ± S E ) Years Troriluzole EUROSCA 0.0 0.5 1.0 1.5 2.0 2.5 0 1 2 3 f- S A R A ( ± S E ) Years Troriluzole Global (CRC-SCA + EUROSCA) CRC-SCA, Clinical Research Consortium for SCA; EUROSCA, European registry of SCA; f-SARA, Functional Scale for the Assessment and Rating of Ataxia. 133 June 2025 Biohaven Investor Presentation Troriluzole (n) 21 21 CRC-SCA (n) 202 43 Troriluzole (n) 19 19 EUROSCA (n) 170 112 Troriluzole (n) 21 21 Global (n) 303 129 TRORILUZOLE

Burden of Falls in SCA9–10 • Most SCA patients (74–84%) report falling in the preceding 12 months • Falling is associated with a high rate of injury (74%) • Frequent fallers report more fall-related injuries • Fall frequency decreases when patients become wheelchair dependent or immobile Falls Risk Reduction Troriluzole Substantially Reduced Fall Risk in Double-Blind Phase * Study BHV4157-206 double-blind phase results; Falls were captured in Study BHV4157-206 as adverse events if reported as “worsening falls” or if the fall resulted in an injury. For the analysis, a generalized linear model was fit using a Poisson family model with a log link function. ** Ambulatory SCA is defined as All SCA subjects who could ambulate without constant assistance (scoring 1 or 2 on the gait item of the f-SARA) at baseline 53% (p=0.005) 60% (p=0.003) 0% 20% 40% 60% 80% All SCA Ambulatory SCA TRORILUZOLE June 2025 Biohaven Investor Presentation134

Troriluzole Was Well-Tolerated in Clinical Trials 13 6.5 12 8.3 4.6 6.5 5.6 3.7 9.3 6.5 4.6 22 6.4 7.3 10.1 6.4 0.9 8.3 6.4 8.3 2.8 6.4 0 5 10 15 20 25 Fall Contusion Headache Dizziness UTI Nausea Muscle spasms Arthralgia Fatigue COVID-19 URTI Troriluzole Placebo Troriluzole N=108 Placebo N=109 Serious TEAE 6 (5.6) 8 (7.3) Severe TEAE 3 (2.8) 8 (7.3) TEAE Leading to Discontinuation 5 (4.6) 5 (4.6) P e rc e n ta g e o f S u b je c ts TEAEs occurring in ≥5% of subjects Study BHV4157-206 double-blind phase results; falls were captured as adverse events if reported as “worsening falls” or if the fall resulted in an injury. TRORILUZOLE June 2025 Biohaven Investor Presentation135

TRORILUZOLE

Troriluzole Demonstrates Compelling Treatment Effect and Meaningful Delay in SCA Disease Progression

Clear Impact on Disease Progression

- 50–70% slowing of disease progression, representing 1.5–2.2 years delay in disease progression over 3-year RWE Study
- Multiple sensitivity analyses confirm reliability and interpretability of study results

Consistent Treatment Effect Over Three Studies

- Efficacy data from Studies 201, 206 and RWE
- 53% risk reduction in falls

Strong Safety/Tolerability Profile of Troriluzole

- Well-characterized safety profile of troriluzole assures a positive benefit-risk profile for SCA
- Studied in over 2,000 subjects across 8 years

KEY POINT

NDA under Priority Review with anticipated approval and commercialization in 4Q 2025

136 | June 2025 Biohaven Investor Presentation biohaven

TRORILUZOLE

SCA Represents a Significant Commercial Opportunity


~15,000
Est. US prevalence[1,2]
~6,000
Diagnosed and linked to HCP[3]
Readily Identifiable Patients from Family History, Clinical Research and Patient Advocacy Registries[4]

- 6,000 diagnosed US patients
- No currently approved SCA treatments
- Availability of genetic testing and advent of approved treatment will facilitate diagnosis
- Engaged, connected SCA patient community
- Strong patient advocacy support
- KOLs, HCPs and key centers treating SCA have been identified

1. Ruano L, Melo C, Silva MC, Coutinho P. The global epidemiology of hereditary ataxia and spastic paraplegia: a systematic review of prevalence studies. Neuroepidemiology. 2014;42(3):174-83. 2. National Ataxia Foundation Website: https://www.ataxia.org/what-is-ataxia/, https://www.ataxia.org/neurologists-and-specialty-clinics/ , https://www.ataxia.org/crc-sca/. 3. Source: Patients filtered from LAAD claims data between April 2016 – Mar. 2021 purchased from IQVIA. 4. Data on File based on claims data purchased from IQVIA.

137 | June 2025 Biohaven Investor Presentation biohaven

Existing SCA Market Dynamics Creates Opportunities for VYGLXIA® and Biohaven

VYGLXIA®

SCA MARKET DYNAMIC

VYGLXIA OPPORTUNITY

SCA Market Dynamic	VYGLXIA Opportunity
No approved therapies for SCA and no therapies in pivotal development	Establish VYGLXIA as the Standard of Care in SCA
SCA disease severity and ongoing progression	• VYGLXIA value proposition • Urgency to treat with need for chronic utilization
Autosomal dominant, inherited disease	Genetic testing programs to identify SCA patients and confirm diagnosis and map pattern of inheritance
Strong KOL and patient advocacy	• Motivated customers to drive early adoption of VYGLXIA • Support reimbursement
Centralized care in Centers of Excellence	Nimble, focused commercial footprint to launch VYGLXIA

15,000
Est. US Prevalence[1]

~6,000
Diagnosed and linked to HCP[2]

1. Ruano L, et al. *Neuroepidemiology*. 2014;42(3):174-83. 2. Data on File based on claims data purchased from IQVIA.

KEY POINT

- **VYGLXIA® name conditionally accepted by the FDA pending product approval**
- VYGLXIA® would be the first and only approved treatment for SCA

138 | June 2025 Biohaven Investor Presentation biohaven

Strategic Imperatives to Drive Successful Launch in SCA Identify patients, drive early diagnosis Establish VYGLXIA® as SOC in SCA Create access and reimbursement Ensure ongoing treatment 01 02 03 04 SCA Launch Priorities SCA launch relies on identifying patients and driving diagnosisKEY POINT VYGLXIA® 139 June 2025 Biohaven Investor Presentation

Driving Patient Identification and Diagnosis Are Critical to Launch Success and Long-Term Growth

VYGLXIA®



1–10 YEARS
before diagnosis is prompted
Symptom management/ alternate care
Neurologist visit
Conferences, foundations, support groups
FAMILY HISTORY
1. SYMPTOM ONSET
2. DIAGNOSIS
3. SYMPTOM PROGRESSION
Neurologist / ataxia expert & testing

Source: SCA Patient Journey Market Research. Conducted at NAF 2017 by Burke Institute. Updated: April 5, 2017

140 | June 2025 Biohaven Investor Presentation biohaven

SCA Centralized Treatment Allows for Targeted and Efficient Commercialization Plan June 2025 Biohaven Investor Presentation141 Key centers in US by state US distribution of people with SCA 1. National Ataxia Foundation. Accessed May 12, 2025. https://www.ataxia.org/neurologists-and-specialty-clinics/. 2. Data on File based on claims data purchased from IQVIA. VYGLXIA® SCA treatment at key centers 121 KOLs, 22 NAF Ataxia Centers of Excellence and 73 additional Movement Disorder and Ataxia Centers have been identified and manage many patients1,2 Experienced, efficient commercial team • Proven track record in successful rare disease launches • Planning to deploy dedicated SCA FTEs to drive a focused and rapid US launch

VYGLXIA® in SCA Represents a Significant Commercial Opportunity • HUB will be a central point of contact for the SCA community • Strive to ensure all SCA patients will have access to VYGLXIA® • High-volume ataxia experts and people with SCA interested or involved in clinical research programs/registries • People already diagnosed with SCA and their families Biohaven's HUB will facilitate access to VYGLXIA® Readily identifiable patients will drive initial uptake • Focused initiatives that drive patient ID and early diagnosis strategy are critical • Targeted commercialization plan includes experienced rare disease leaders Patient ID and early diagnosis fuel long-term growth If approved, the Biohaven team will be prepared to serve people living with SCAKEY POINT 142 June 2025 Biohaven Investor Presentation

Antibody Cancer Cell MATE Payload Targeted Cancer Cell Antigen Oncology: Next-Generation ADCs

Biohaven's Innovative Technologies Modernizing Next-Gen ADCs

ONCOLOGY



NOVEL AND BISPECIFIC mAbs

Validated and emerging targets





TOPOIX PROPRIETARY PAYLOAD

PD-1/PD-L1 synergy

Broad target exclusivity


Payload

MODERN ADC TECHNOLOGY, FLEXIBLE PLATFORM

- ✓ Site-specific
- ✓ Irreversible
- ✓ Single-Step
- ✓ Native mAbs
- ✓ Multiple payload class

STRATEGIC COLLABORATIONS

Merus | REGENERON | Yale | GeneQuantum Healthcare 启德医药

EXPANDING CLINICAL STAGE ASSETS

BHV-1510 (Trop2 TopoIx) Phase 1 mono and anti-PD-1 combo	**BHV-1530** (FGFR3 TopoIx) Phase 1	**BHV-1500** (CD30 MMAE) IND planned 2H 2026	**Merus** (undisclosed)

144 | June 2025 Biohaven Investor Presentation biohaven

BHV-1510 Is a Highly Differentiated Trop2 ADC • Site-specific, highly stable conjugation-linker • TopoIx payload ideally positions for fast-to-market strategy with anti-PD-1 combo • Remains competitive as fast-follower Emerging Clinical Data Shows Predicted Profile and Potential of Proprietary TopoIx Payload • Clinical activity demonstrated as monotherapy and in combination with anti-PD-1 cemiplimab • No interstitial lung disease (ILD) with TopoIx observed in early cohorts • Target exclusivity of TopoIx payload for up to 18 ADCs June 2025 Biohaven Investor Presentation145 BHV-1510 TROP2ADC

BHV-1510: Favorable PK and Safety Profile With Very Low Free Payload • Mean serum exposure of BHV-1510 increased with increasing doses • Very low levels of serum free payload, demonstrating high ADC stability June 2025 Biohaven Investor Presentation146 Prelim data from ongoing study ADC and Payload, Semi-Log Scale: Cycle 1 ADC and Payload, Semi-Log Scale: Cycle 3 ONCOLOGY BHV-1510 Free payload BHV-1510 Free payload High ADC stability with payload to ADC ratio <1%KEY POINT

Monotherapy Shows PRs in Patients Failing Standard Therapies

ONCOLOGY

Case: 72 y/o with EGFRwt NSCLC

Prior therapies include carboplatin and paclitaxel, pembrolizumab then pemetrexed and carboplatin


Baseline
Baseline
Week 12
Week 12


Baseline
Baseline
Week 12
Week 12

Case: 60 y/o female with endometrial cancer

Prior therapies included dostarlimab, carboplatin and paclitaxel

147 | June 2025

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biohaven

BHV-1510 Combination With Anti-PD-1

BHV-1510+Anti-PD-1: Syngeneic Models Suggest Superior to DS-1062

ONCOLOGY

BHV-1510 + Anti-PD-1



BHV-1510 (3 mg/kg), Single dose + Anti-mPD-1 (1 mg/kg), BIWx4 doses
5/6 CR
Tumor volume (mm³)
Days after the start of treatment

DS-1062 + Anti-PD-1



DS-1062*, 3mg/kg, Single dose + Anti-mPD1, 1mg/kg, BIWx4doses
0/6 CR
Tumor volume (mm³)
Days after the start of treatment

Highly Stable Linker vs DS-1062



DAR Change
DAR Remianing Percentage (%)
Time (h)
BHV-1510 Formulation
BHV-1510 Human
BHV-1510 NHP
BHV-1510 Rat
BHV-1510 Mouse
DS-1062*-Human
DS-8201-Human

Superior Immunogenic Cell Death with TopoIx Compared to Other Payloads (DXd and SN-38)



Viability (% of control)
TopoIX
Dxd
SN-38
Log concentration (M)
ATP release (Luminescence)
Topolx
DXd
SN38
** vs DXd
** vsSN38
Concentration (μM)
HMG1 release (pg/ml/10^4cells)
* vs DXd
* vs SN38
Concentration (μM)

DS-1062, datopotamab deruxtecan; AACR 2023 Annual Meeting, abstract 1549.

KEY POINTS

- Preclinical profile of BHV-1510 positions it for superiority in ADC therapy with anti-PD-1
- Landscape open for Trop2 combinations with safer more efficacious ADC

149 | June 2025 Biohaven Investor Presentation biohaven

Change in Tumor Size BHV-1510 + Cemiplimab: Preliminary Activity Observed With Tumor Reduction Seen in First 6 Patients Treated • Encouraging preliminary efficacy with tumor reductions seen on first scan for all patients • Partial responses starting at lowest dose tested • Clinical activity demonstrated in patients failing standard of care therapies. Majority with prior anti PD1/PL1 agents • Responses seen in patients with brain metastasis • Combination well tolerated; no DLTs or ILD in initial cohorts Biohaven Investor Presentation150 ONCOLOGY EGFRwt-NSCLC EGFRwt-NSCLC Endometrial EGFRwt-NSCLC Urothelial EGFRmt-NSCLC -100 -80 -60 -40 -20 0 P e rc e n ta g e c h a n g e f ro m b a s e li n e EGFR: Epidermal Growth Factor Receptor, WT: Wild type, MT: Mutant, NSCLC: Non-Small Cell Lung Cancer • Early data suggests synergy with an anti-PD1, with a favorable safety profile • Potential to move to early lines of therapy in tumors like urothelial, NSCLC and endometrial carcinoma KEY POINTS June 2025 Participant 1 2 3 4 5 6

Partial Response in Patients Failing SOC Therapy Including Targeted Therapy and Immunotherapy

ONCOLOGY

Case: 57 y/o female with EGFRmt NSCLC and Brain Metastasis

Confirmed PR (58% reduction) at 12 weeks after 1510+cemiplimab combo

- Prior therapies included cisplatin and pemetrexed chemotherapy
- Failed two EGFR targeting therapies including EGFR-MET bispecific amivantamab-vmjw and investigational EGFR-HER2 inhibitor


Baseline
Baseline
Week 12
Week 12


Baseline
Baseline
Week 6
Week 6

Red arrows: tumor metastasis

Case: 53 y/o with urothelial cancer

PR (33% reduction) at 6 weeks after 1510+cemiplimab combo

- Prior therapies included cisplatin and gemcitabine chemotherapy
- Enfortumab Vedotin and pembrolizumab for metastatic disease.

151 | June 2025 Biohaven Investor Presentation biohaven

BHV-1510: Tumor Reduction Seen in Difficult to Treat Tumors, in Patients Progressing on Standard and Approved Therapies • Clinical activity seen across doses starting at the lowest dose • As monotherapy partial response seen in tumor types (SCLC, Endometrial, NSCLC) in patients that are heavily pretreated and have progressed on standard of care therapies • Patients on treatment with durable clinical benefit, several at 6 months and beyond • Tumor reductions seen in first 6/6 evaluable patients treated with cemiplimab combination; PRs in urothelial and NSCLC patients • Favorable preliminary safety profile • No payload-associated ILD, low GI toxicity like diarrhea, and low hematological toxicity • Main toxicity observed is on-target Trop2 ADC class mucositis; an expected and manageable effect • Combination with cemiplimab well tolerated with no DLTs to date in initial cohorts June 2025 Biohaven Investor Presentation152 ONCOLOGY Preliminary efficacy and tolerability of BHV-1510, incorporating the novel TopoIx payload and highly stable linker, indicate potential for use in earlier treatment settings across various cancers KEY POINTS Prelim data from ongoing study. Data cut off May 2, 2025

BHV-1530

Novel FGFR3 mAb With Proprietary TopoIx Payload • Only FGFR3 directed ADC in clinic • Site-specific conjugation with favorable nonclinical tox profile FGFR3 Is a Validated Target With Limited Competition • No current FGFR3 ADCs approved or in advanced development Core opportunity in FGFR3-altered metastatic urothelial cancer • Only 1 Tyrosine Kinase Inhibitor approved • TKI toxicity due to Pan FGFR inhibition • Potential extension into other FGFR3-driven solid tumors Synergistic Efficacy With Checkpoint Inhibitors In Vivo Anti-PD-L1 combination showed synergy similar to BHV-1510 June 2025 Biohaven Investor Presentation154 BHV-1530 CLINIC-READY FGFR3 ADC

FGFR3 Is a Promising Therapeutic Target in Several Tumors

ONCOLOGY

FGFR3 Overexpression and Alteration in Urothelial Carcinoma



FGFR3 Overexpression and Alteration (%)
51%
Upper Tract UC
Ta (urothelium)
T1 (lamina propria)
70–80%
Non-muscle-invasive BC
T2 (muscle)
T3 (fat layer)
T4 (other organs around the bladder, such as prostate, uterus, vagina, pelvis or abdomen)
40–~60%
Muscle-invasive BC



~15% of HNSCC have FGFR3 mutations with overexpression noted in nearly half of oral and oropharyngeal cancers



FGFR3 expression in **38% of lung cancers** suggests substantial overexpression within these types



5% of endometrial cancers have FGFR3 alterations, potentially indicating more widespread overexpression

4% of cervical cancer cases exhibit the FGFR3-TACC3 fusion, which is associated with higher FGFR3 expression



~ 8% of glioblastomas show a FGFR3-TACC3 fusion, commonly linked to increased levels of FGFR3 protein

HSCC, Head and Neck Squamous Cell Carcinoma.

KEY POINT

ADC and CPI combinations are emerging as a powerful strategy in urothelial cancer—offering the potential to drive deeper, more durable responses and shift the standard of care

155 | June 2025

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biohaven

BHV-1530: Potential to Address Unmet Need in Metastatic Urothelial Cancer (mUC) and other FGFR3-Driven Tumors

ONCOLOGY

FGFR3 overexpression, mutation, or **fusion** leads to excessive pathway activation and increased **tumorigenicity**



FGFR3 mutation/fusion ~20% mUC

FGFR3 overexpression ~35% mUC

- 62K new mUC cases, 14K deaths/year in US (2023)
- Multiple opportunities for BHV-1530 across therapy lines
  - Synergistic CPI combinations in FGFR3+ biomarker-selected 1L
  - Limited efficacy of current 2L options
- Several tumor types beyond mUC also driven by FGFR3

BHV-1530 shows **synergistic activity** *in vivo* with anti-PD-L1 combination



hFGR3-GL261
G1. vehicle
G2. anti-PD-L1
G3. BHV-1530
G4. BHV-1530 + anti-PD-L1
Probability of Survival (%)
100
80
60
40
20
0
0
10
20
30
40
50
6
Days after cell implantation

Group	% Increased Life Span (ILS)	Median Survival (days)
G1	-	15
G2	27%	19
G3	107%	31
G4	>300%	>63

156 | June 2025

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biohaven

BHV-1530: Phase 1 Study in Advanced Tumors

ONCOLOGY



Key eligibility
Phase 1
Select advanced refractory tumors
(FGFR3 expression level not required for study entry)
Dose escalation following BOIN design
Dose Level
Higher dose
Lower dose
RD

DESIGN	Open label, dose escalation (Ph1)
POPULATION	Advanced tumors having failed SOC therapy
SAMPLE SIZE	95 patients
TREATMENT	BHV-1530
TREATMENT DURATION	Until disease progression or toxicity
KEY ENDPOINTS	Safety and tolerability, ORR, PFS, PK and ADA

ORR, Overall Response Rate; **PFS,** Progression Free Survival; **ADA,** Antidrug Antibody; **BOIN**, Bayesian Optimal Interval; **RD**, Recommended Dose.

BREAKING NEWS

First patient dosed in April 2025

157 | June 2025 Biohaven Investor Presentation biohaven

Liquidity Update CASH SHARES OUTSTANDING POTENTIAL ROYALTIES Pfizer will make royalty payments in low- to mid-teens% in respect of annual US net sales of rimegepant and zavegepant >$5.25B, subject to annual cap ($400M/year)1 ~$518M3 102M2 CGRP June 2025 Biohaven Investor Presentation158 1. Cap reached if aggregate annual U.S. net sales of rimegepant and zavegepant amount to $8.15B. Royalty payments would be in respect of years ended on or before 12/31/40. 2. As of May 9, 2025; excludes outstanding options. 3 As of April 30, 2025, and includes first tranche of Oberland deb ($250m); Biohaven can draw additional $150m upon FDA or EMA approval of troriluzole

Key Milestones Anticipated in 2025–2026

Milestone achieved (green outline)

Area	Program	Indication	1H 2025	2H 2025	2026
GLUTAMATE	Troriluzole | BHV 4157	Spinocerebellar Ataxia	Completed Mid-cycle Review (achieved)	PDUFA/Launch (if Approved)	
		Obsessive-Compulsive Disorder	Phase 3 Study #1 Topline		Phase 3 Study #2 Topline
MYOSTATIN	Taldefgrobep Alfa | BHV-2000	Spinal Muscular Atrophy	FDA Meeting		
		Obesity		Initiate Phase 2	
ION CHANNEL	Kv7 Activator | BHV-7000	Focal Epilepsy			Phase 3 Focal #1 Topline
		Major Depressive Disorder		Pivotal Topline	
	TRPM3 Antagonist | BHV-2100	Pain Disorders	Migraine POC Negative (achieved)		
INFLAMMATION & IMMUNOLOGY	TYK2/JAK1 Inhibitor | BHV-8000 (brain-penetrant)	Parkinson's Disease (PD)	Initiated Phase 2/3 (achieved)		
	IgG Degrader | BHV-1300	Common Disease (Graves', RA)	Completed Phase 1 (achieved)	Initiate Pivotal Graves Study	
	| BHV-1310	Rare Disease (Myasthenia Gravis)	Initiate Phase 1		Initiate MG study
	Gd-IgA1 Degrader | BHV-1400	IgA Nephropathy	Completed Phase 1 (achieved)		Initiate pivotal IgAN study
	β1AR AAb Degrader | BHV-1600	Peripartum Cardiomyopathy		Complete Phase 1	Initiate pivotal PPCM study
ONCOLOGY	Trop2 ADC +/- PD1 | BHV-1510	Advanced or Metastatic Epithelial Tumors		Phase 1 Interim Data	
	FGFR3 ADC | BHV-1530	Urothelial Cancer & Other Tumors	Initiated Phase 1 (achieved)		
	CD30 ADC | BHV-1500	Hodgkin Lymphoma	Regulatory Interaction (achieved)		
	Undisclosed Targets	*Merus and GeneQuantum Collaborations*	Advance New ADCs	Advance New ADCs	

159 June 2025 Biohaven Investor Presentation biohaven